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ANNUAL REPORT




[DAVIS FUNDS LOGO]











                                                               DECEMBER 31, 2001



DAVIS VALUE PORTFOLIO

DAVIS FINANCIAL PORTFOLIO

DAVIS REAL ESTATE PORTFOLIO

(PORTFOLIOS OF DAVIS VARIABLE ACCOUNT FUND, INC.)






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                                TABLE OF CONTENTS

Shareholder Letter.............................................................2

Management's Discussion and Analysis:
         Davis Value Portfolio.................................................5
         Davis Financial Portfolio.............................................9
         Davis Real Estate Portfolio..........................................14

Fund Performance and Supplementary Information:
         Davis Value Portfolio................................................18
         Davis Financial Portfolio............................................21
         Davis Real Estate Portfolio..........................................24

Schedule of Investments:
         Davis Value Portfolio................................................27
         Davis Financial Portfolio............................................31
         Davis Real Estate Portfolio..........................................34

Statements of Assets and Liabilities..........................................37

Statements of Operations......................................................38

Statements of Changes in Net Assets...........................................39

Notes to Financial Statements.................................................41

Financial Highlights:
         Davis Value Portfolio................................................45
         Davis Financial Portfolio............................................46
         Davis Real Estate Portfolio..........................................47

Independent Auditors' Report..................................................48

Income Tax Information........................................................49

Directors and Officers........................................................50




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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

Dear Fellow Shareholder:

There is an old saying that the stock market predicts like a barometer, not a thermometer. Its moves are based on forecasts of future business and economic conditions, rather than a reflection of current conditions. As a shining example, the market moved up during the final months of the recessions in 1970, 1974, 1982 and 1990 but, with the benefit of hindsight, the first two market upswings were "cyclical" while the latter two were "secular." These upward moves are not based on earnings, which are usually bad and getting worse. Rather, they are based on liquidity stimulus driven by Federal Reserve easing, faster money supply growth and lower bond yields. Our view at this time is that in spite of the "wall of worry" that exists on the military and economic fronts, over the near term, the market seems likely to stay most of the time within the 10,000 to 13,000 range where it has traded most often since 1998.


A HISTORICAL PERSPECTIVE

The question at hand for 2002 is whether any market recovery that occurs will be a cyclical recovery within the trading boundaries already established, or whether it will signal that a secular, long cycle bull market is again getting underway. The market recoveries after the two earlier recessions of 1970 and 1974 did not lead to a secular breakout resulting in new highs for the averages. We believe that this same pattern will hold true for 2002. The reasons have to do with bull and bear cycles put in historical context.

The recessions of 1970 and 1974 ended a long stock market up cycle that began around 1950. During the bull market period of the 1950s and 1960s, industry group after industry group rotated into the investment spotlight, price/earnings (P/E) ratios were bid up and the percentage of assets allocated to equities in accounts rose regularly to new high levels. A broad list of basic industries and financial stocks led the way in the 1950s, while drugs, consumer stocks, electronics, defense, office equipment and other growth sectors like media led the way in the 1960s.

The grand finale, which began in 1969 and lasted until 1972, created the "favorite 50" growth stocks. These stocks appeared to have consistent high growth rates that would last indefinitely and thus were rewarded with higher and higher P/E ratios. During this speculative phase, the phrase "one decision growth stocks" was coined, and some examples were the leaders of that day, such as Avon, Polaroid and Xerox. This euphoria ended in 1973 and 1974 when stock market values collapsed. It took until 1982 for the market to test the highs of its trading range and finally break out into a new secular bull market.

The 1980s and 1990s were great bull market periods. The recessions of 1982 and 1990 did not stop the market from quickly recovering to new highs after those downturns ended. In the 1980s, the mood was cautious at first but when inflation began to fall, earnings gradually moved up and interest rates began to decline. This drove P/E ratios into a long-term secular climb. Most industry groups participated in the upswing, with the general exception of natural resources and precious metals like gold. After the Berlin Wall came down, a "new world order" was declared with optimism for global expansion. It was the age of multinationals and innovative growth.

The 1990 recession proved brief and hardly dented the continued upward march of stock prices and P/E ratios. Interest rates kept falling, budget deficits disappeared, productivity soared and profits continued to exceed expectations (with a little help from creative accounting). A new economic perpetual motion machine seemed at hand with technology as its primary motor. Around 1998 to 2000, on top of this optimism came the Internet bubble and Y2K euphoria leading to bursts in capital spending and consumer borrowing. Again, a new breed of growth stocks was born led by technology and telecom just as the "favorite 50" mania dominated the period between 1969 and 1972.

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


LOOKING TO THE FUTURE

The downturn that began in 2001 may or may not be deep and how long it will linger into 2002 is an open question. However, the platform on which the market rides seems unbalanced. Record low interest rates are the primary valuation prop today, yet P/E ratios are very high by all historical measures. In addition, earnings are poor, productivity may be affected by the war, government is certain to get bigger as it develops "homeland security" and deficits may be around the corner. There is overcapacity on the corporate front, and the consumer is stressed by debt and low savings. Inflation and interest rates are very low now, perhaps as low as they can go, especially if an economic recovery gets underway in the next few months. If interest rates do go lower, the new worry may be deflation, which would be extremely bad for earnings.

Putting all of these considerations into historical context suggests that a market recovery will be "range bound" for sometime ahead. Since 1998, we have suggested that for the foreseeable future the Dow will trade predominantly in a range of 10,000 to 15,000 and that any move above or below this range is likely to be short-lived. Still, this is not a time to despair. Plenty of money will be made during this necessary "pause that refreshes." Again, as in the interlude of the 1970s, new leadership groups are likely to emerge in the stock market.


COMMITTED TO OUR INVESTMENT DISCIPLINE

The job of our portfolio managers and analysts is to review our portfolios using unbiased thinking and fresh eyes adjusting to the new realities. Every financial hurricane creates shipwrecks with vessels that will not sail well again, and those holdings should be removed from portfolios. We intend to stick to basics within our circle of competence. Companies that continue to gain market share, maintain strong balance sheets and have new products helping them ride the waves into the future should perform well. Specifically, companies that accelerate their business model opportunities with significant new products, pricing action, cost cutting or productive acquisitions are likely to be favored.

Every war changes the investment landscape. This new wartime environment is hostile to some (i.e., airlines and hotels), and helpful to others (i.e., cell phones, Web solutions, drug companies and defense contractors). Companies that adapt fast to these conditions will win. Cost management is vital, and corporate realism and honesty with shareholders will help distinguish "doers" from "bluffers" among managements.

Moreover, wars are won with technology. The Internet may have one billion users in 2005 versus 500 million now. A new semiconductor equipment cycle seems inevitable, and cell phone penetration inexorably keeps rising.

We continue to favor well-managed companies in the broad area of financials, drugs, energy, media, technology and consumer stocks. As always, the devil is in the details--that is, stock selection. The trick is to get in front of positive change and take a position when the stock is good value. It is critical to self-evaluate and keep reviewing every decision.

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


The tail wind that sends a secular bull market to new highs is rising P/E ratios. This wind seems unlikely to blow now given today's historically elevated valuation levels. Nevertheless, a cyclical bull market reaching the upper ends of the trading range should come with economic recovery and reward those with patience. It is also worth bearing in mind that with yields so low on both bond and money market funds, we believe a diversified portfolio of equities still offers the best potential for long-term wealth building.(1)

Sincerely,



/s/ Shelby M.C. Davis
Shelby M. C. Davis
Senior Research Advisor

February 4, 2002

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS VALUE PORTFOLIO

PERFORMANCE OVERVIEW

Davis Value Fund generated a total return of (4.15)% for the six-month period and (10.39)% for the one-year period ended December 31, 2001.(2) Over the same time periods, the Standard & Poor's 500(R) Index returned (5.56)% and (11.89)%, respectively.(3)


AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. How would you describe the key events of 2001 and your outlook?

A. Any discussion of 2001 must begin with September 11th. As residents of New York City, many of us on the portfolio management team saw firsthand the devastation caused by this senseless catastrophe. But in the months following, we have also been reminded of the tremendous resiliency and resourcefulness of individuals, companies, and, most importantly, our country. Over a long period of time, such resiliency is not surprising. The U.S. economy is perhaps unique in world history, having grown in every decade of the last century--through two world wars, the Great Depression, the cold war, and countless other times of turmoil and uncertainty.

But the speed with which the shock of September 11th has faded is striking and may be cause for investor caution. The stock market has surged over 20% from its low and currently trades well above its pre-September 11th level. It is a fundamental fact of investing that high prices increase risk and lower future returns. Think of a small business that earns $100,000 per year. If you could buy this business for $1 million, you would earn a much better return than if you paid $3 million for the same business. As stocks represent ownership interests in business, the same holds true. Unfortunately, it is human nature to feel more confident and more willing to invest when prices are high and more cautious and uncertain when prices are low.

In the aftermath of September 11th, prices plummeted as investors perceived the market to be far riskier than it was before. The fallacy of this way of thinking can best be understood with an example. Our research team travels a good deal in studying potential investments for Davis Value Portfolio. I know that we all felt that air travel was a good deal riskier after September 11th than before. Yet on reflection, it is clear that air travel before this horrible day was far riskier--we just were not aware of the risks we were taking. After the eleventh, our knowledge of these risks actually made air travel far safer because of increased security. Similarly, if we think back to March 2000, the S&P 500 had made virtually uninterrupted progress for ten years, rising at a compound annual growth rate of 17% per year, and the Nasdaq at an even higher rate. Investing in equities seemed like a very low risk proposition and people flooded the market with new money to invest. Yet such confidence only comes when risks are highest. Eighteen months later at the end of September 2001, the S&P 500 had fallen 30% and the Nasdaq 67% and investing in equities seemed far riskier than ever. New money disappeared and investors headed for the door despite the fact that the lower prices implied lower risks and the possibility of greater returns.

Now, after this dramatic recovery, caution is again warranted as prices have risen sharply.

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

All of this is getting at the fundamental difference between price and value. The value of any business will be determined by the future cash or real earnings that the business generates, discounted at the appropriate interest rate. Given stable interest rates and earnings prospects, the value of a business is a constant. The price of a business, on the other hand, may gyrate wildly with changing expectations, investor psychology and a host of other reasons. It is for this reason that Benjamin Graham, who literally wrote the book on Security Analysis famously quipped that in the short term the market is a voting machine (reflecting changes in psychology and sentiment). In the long term, it is a weighing machine (reflecting changes in business values).

Turning to our outlook for the market, we can say that although we know the current price of the stock market by looking in the newspaper each day, we can only determine its value by looking at earnings and interest rates. Given the high level of corporate earnings relative to gross domestic product (GDP), historically high profit margins and multiples, low quality earnings (which include pension income and exclude option expense) and the low level of interest rates used to discount these earnings, it is difficult to be wildly optimistic. Without the tail wind of a rising market, careful stock picking will be more important than ever.

Q. How would you describe the Fund's performance in 2001?

A. While the Fund's performance was acceptable relative to the S&P 500 against which we judge ourselves, Ken and I are deeply disappointed to have lost money for our investors. It is easy to rationalize such a year by reflecting on the very strong relative and absolute performance of 2000, but this is a bit of a cop out. Warren Buffett, Chairman of Berkshire Hathaway, once said that there are two golden rules of investment success. Number One: Don't lose money. Number
Two: Don't forget rule number one. Although poor years in the investment business are inevitable, they are never easy. By way of perspective, since Davis Advisors started managing large cap mutual funds in 1969 (we have been managing Davis Value Portfolio since its inception July 1, 1999), we have had negative returns seven times.

As always, our performance in 2001 was the result of some good decisions and some bad decisions.

At the top of the "good list" would be a number of the decisions we made in the days following September 11th. Most importantly, we decided to stay fully invested. This was not an easy decision particularly with the National Guard patrolling the streets, the ruins of the World Trade Center still smoldering just a few miles south of our office and our emotions certainly frayed. In such times, it is vital to quantify. So Ken and I and the entire research team spent the week that the market was closed reviewing our outlook for each company that we owned and revising, where necessary, our estimate of fair value. As a result, when the market opened, we were able to add to our positions in companies such as American Express(4) at prices that we thought reflected too much pessimism. We funded these purchases by selling a number of companies that were perceived as "safe havens" and that were fairly valued and whose stock prices barely declined or even rose, notably General Mills and Freddie Mac.

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED


Beyond these decisions, 2001's performance was also helped by the recovery of a number of holdings whose prices had declined dramatically in 2000, particularly Lexmark, Sealed Air and Progressive, as well as by the continued strong performance of Philip Morris, Berkshire Hathaway, Tyco and Costco, and our early investment (thanks to Ken) in Dun & Bradstreet prior to its spin off of Moody's Corporation.

Finally, before turning to the bad decisions, I want to highlight the fact that our investments are almost always made during times of uncertainty, controversy or pessimism. At such times, we must be willing to suffer "headline risk" and put up with other investors telling us that we are crazy. This was the case with purchase decisions which Davis Advisors made such as Citigroup in the early 1990s and Philip Morris several years ago, both of which were rumored to be going bankrupt, and it is certainly the case today with a number of our holdings in controversial companies.

Unfortunately, not all our decisions have turned out so well and it is always the bad decisions that stand out. As usual, I will divide these into a number of categories. The first, and most benign, is made up of companies whose earnings outlooks have been set back more than we would have predicted by the slowing economy (even before September 11th). As recessions are inevitable, we should have been more rigorous in anticipating the consequences for companies we own. Morgan Stanley probably tops this list as, at $110 per share versus $55 at year-end, it was trading as if the bull market would never end. American Express could also be included as it too was priced for perfection at its peak of $60 per share versus $35 at year-end. With both these companies, and others in this category, we were mistaken in our short-term outlook but remain comfortable with their long-term competitive position.

A second category of bad decisions came from declines in a number of stocks whose price/earnings multiple had climbed too high. In these cases, our valuation discipline should have mandated our selling. In particular, some of our holdings in the healthcare sector stand out and we perhaps missed a good selling opportunity when they surged late in 2000. Bristol-Myers fell some 30% from levels where we could--and probably should--have sold.

As always, I have left the two worst categories for last. In the first category are two companies where enormous and unexpected corporate actions have significantly reduced our assessment of the companies' intrinsic value. I am referring to Devon Energy's acquisition of Anderson Exploration and Hewlett-Packard's planned merger with Compaq. In both cases, the companies' share prices fell significantly and, while it remains an open question as to whether or not the stock declines have fully (or overly) discounted the intrinsic value lost, we feel that both deals reduced the companies' value. Hewlett-Packard's shares have since recovered somewhat on speculation that the merger may not go through. We will monitor this situation closely.

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

The last category is the most serious and is made up of Tellabs and Providian whose shares declined 78% and 94% respectively from their highs. Given our approach to investing, such losses are simply unacceptable. In our last report, I went into some detail that I will not repeat about the mistakes we made in our analysis of Tellabs. But I also mentioned that unlike Lucent, Tellabs had a very strong balance sheet and was likely to weather the storm. After writing that report, the shares fell a further 25% to $12 at which point we added to our position. The shares have since recovered to $16--still well below our average cost of $37, but at least well above the level at which we added. While we continue to believe that the company is well managed and strongly capitalized, we doubt that it will ever generate the earnings we once thought possible.

Our loss in Providian is more disturbing because of both the amount we lost and the reasons for it. As an innovative and fast-growing consumer credit card company, Providian had thrived by targeting a very narrow segment of population that other lenders ignored. The company called this segment "unbanked" as it was made up of first generation immigrants and others who either lacked a credit history or had had credit problems and were thus shunned by banks. By specializing in this risky asset class, Providian developed systems for analyzing and appropriately pricing for the higher risks implicit in such loans. Unfortunately, Providian outgrew this niche. Having promised Wall Street high growth, the company broadened its market focus into areas in which it had less insight. Worst of all, it abandoned the targeted marketing approach that had made it successful and instead started advertising on television. The result was that while its loans continued to grow at a dramatic pace, the quality of these loans deteriorated. The company suffered from what is known as "adverse selection"--which simply means that the customers that it attracted were exactly those customers least likely to pay it back, particularly if the economy turned down. Meanwhile, to make matters worse, Providian does not have a system of branches for gathering core deposits to fund its loans. Instead, it is dependent on Wall Street for securitizations and brokered FDIC-insured CDs. As the company's credit deteriorated, investors were unwilling to continue funding its business at prior levels. The result was a downward spiral that has left Providian vulnerable to a liquidity crisis and possibly even bankruptcy as the value of its highly profitable "unbanked" business was swamped by these more recent down-market loans. Looking ahead, Ken and I believe that the worst may be behind Providian. Its older business continues to perform well and the company is trying to sell off parts of its portfolio to improve its liquidity and capital position. We are deeply disappointed that we did not see this loss of focus as it developed but instead remained reassured by Providian's past success and well-regarded management team. We will watch the situation closely and report to you on subsequent developments.

Q. Do you have any other comments?

A. Although I occasionally will mention an individual colleague who has helped work on a particular idea, such fleeting references do not do justice to the contribution made by our first-class team of analysts: Adam Seessel, Kent Whitaker, Danton Goei and Dwight Blazin. As a group they combine analytical rigor, intellectual honesty, strong work ethic and the highest level of integrity. Ken and I feel lucky to work with such individuals and confident that our performance will continue to benefit from their insights.

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED


I also cannot end this report without revisiting one of my favorite topics--the nonsensical distinction drawn between so-called "growth" and "value" investing. The fact that this distinction has fallen into such common usage has two insidious consequences. The first is that it leads investors to imagine that they have achieved some level of diversification by dividing their portfolio into these separate styles. On January 7, 2002, The Wall Street Journal published its Mutual Funds Quarterly Review. From these tables, one should note the following: For the last five years, the average growth fund has compounded at 8.15% and the average value fund at 8.45%. This certainly does not seem like much of a difference.

That brings me to the second insidious consequence. For the same five-year period, the S&P 500 has compounded at 10.7% outperforming both "growth" and "value." Thus, the growth/value distinction has also served to lower the benchmark against which managers are judged and allowed many to overlook the fact that they are lagging the S&P 500.

Finally, I have to compliment you, our shareholders. If you had told me in advance about the events of 2001, I would have predicted that we would have had many redemptions. Instead, you stayed invested, rode out the storm and participated in the recovery.

The happy consequence of your longer holding period is that Ken and I can do a better job investing, as we do not have to deal with large amounts of money sloshing in and out. Shareholders also benefit by avoiding the chronic underperformance that comes when typical mutual fund investors chase last year's winners. In an updated version of the study I have often quoted here, the Dalbar organization notes that "from 1984-2000, the average stock fund delivered an average annual return of 14.0% while the average stock fund investor earned only 5.3% per year."(5) This shocking underperformance is the consequence of decreasing holding periods as investors constantly chase last year's winners. We are glad that our investors have resisted this irrational and wealth-destroying tendency.

On behalf of our entire research team, we are deeply gratified by your persistency and we will do our best to earn your confidence.(1)


DAVIS FINANCIAL PORTFOLIO

PERFORMANCE OVERVIEW

The Davis Financial Portfolio earned a total return on net asset value of (7.26)% for the six-month period and (10.37)% for the one-year period ended December 31, 2001.(2) Over the same time periods, the Standard & Poor's 500 Index returned (5.56)% and (11.89)%, respectively.(3)


AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS

Q. Could you recap the performance of the Fund and financial stocks during 2001?

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS - CONTINUED


A. After a strong year in 2000 when the Fund appreciated 31% while the S&P 500 dropped 9%, the Fund declined approximately 10% during 2001 compared to a decline of nearly 12% in the S&P 500. As portfolio managers and investors in our Fund ourselves, Chris and I believe our performance should be evaluated in two ways, both measured over a holding period of five years or greater. First, how has our Fund performed versus the S&P 500? Second, how does the Fund rank versus its peer group of financial sector funds?

During 2000, contrary to conventional wisdom, financial stocks moved counter to interest rate changes as share prices of most financial services companies performed exceedingly well despite the fact that the Federal Reserve aggressively raised short-term interest rates to cool off an overheating economy. During 2001, again contrary to conventional wisdom, most financial stocks declined in price even as the Federal Reserve aggressively lowered short-term interest rates 11 times in an effort to prevent the U.S. economy from entering a recession (and perhaps a deep one at that) and alleviate some of the stresses our economy experienced following the terrible tragedy of September 11th. So much for conventional wisdom.

Financial stocks have generally been affected, as the current economic slowdown in the United States seems to be spreading throughout most of the world. Regardless of how shallow the U.S. recession, which officially began in March 2001, proves to be, we are certainly in a deep profits recession where corporate profits are meaningfully lower for many companies than in the prior years. Some previously fast-growing industries such as technology and telecom have contracted severely and it is unlikely that most of these companies' earnings can ever equal the levels achieved in 1999. Falling corporate profits have continued to produce significant layoffs, as many manufacturing and technology companies must be streamlined for these new realities. The steep rise in unemployment has and will continue to produce rising credit losses at many consumer lenders. Similarly, shocks to the system such as the Enron bankruptcy will cause billions of dollars in losses for commercial lenders and property casualty insurers as well.

In addition, as noted above, the S&P was down almost 12% in 2001 after falling 9% in 2000. This decline, however, probably understates the destruction of shareholder wealth, as many investors' holdings were concentrated in technology-oriented funds and stocks, which, on average, have fallen over 60% from their highs reached early in 2000. More than $5 trillion in savings has been wiped out in a little less than two years. This unwinding of many excesses of the booming economy and roaring stock market of the past decade is a powerful head wind that all companies must continue to fight through at present.

Clearly, this is a difficult time for many financial services companies. Revenue growth is slowing for most firms, and lenders are trying to navigate through rising credit costs as both corporations and consumers find it tougher to meet current interest payments. Despite these issues, which remain serious, there are some positives. The Federal Reserve has been very responsive in aggressively lowering short-term interest rates (by 475 basis points in 2001) to try to stabilize the economy. Short-term interest rates are now at the lowest levels in over 40 years and should help improve the balance sheets and liquidity of borrowers.

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS - CONTINUED


While it is always difficult to predict in advance when an economy as complex as the American economy will emerge from recession, there are entire cottage industries whose members earn an attractive living trying to predict the consistently unpredictable. Chris and I carefully monitor what is happening in our economy as well as in the world and read Fed Chairman Alan Greenspan's commentary with great interest, but we never offer any predictions ourselves. We will once again quote our favorite investing expert, Warren Buffett, who says, "Forecasts tell you more about the forecaster than they do about the future." However, the American economy will improve at some point down the road. This should help the fundamentals of most financial services companies- particularly those involved in the lending and securities businesses. Another piece of good news for most lending companies, but especially for consumer lenders such as American Express(4) and Household International, is the immediate benefit of lower funding costs, which improves the spread these companies earn on their loans. This improved spread can meaningfully increase earnings and help offset deteriorating credit trends and rising bankruptcies that are afflicting all lenders today.

We also expect that some of our well-managed companies will potentially benefit from this current weak environment by taking market share away from their weaker competitors that are forced to cut back their marketing and investment spending. Similarly, these well run companies with strong balance sheets may be able to acquire entire companies or divisions at attractive prices, cut duplicate expenses and emerge from the downturn even stronger than when they entered it. Economic downturns usually spotlight the truly great companies with outstanding managements and defensible business models.

Q. What holdings were important contributors to the Fund's performance?

A. On the positive side, the biggest contributors to performance were Moody's Corporation, Transatlantic Holdings, Dun & Bradstreet and First Data.

Moody's Corporation, the rating agency, generated record earnings in 2001, up over 30%, as lower interest rates have motivated corporate treasurers to aggressively issue new debt or refinance existing debt. Since investors prefer bonds that have been rated, Moody's benefits from the fee it earns when bonds are issued, thereby providing robust revenue opportunities in the current environment. In addition, Moody's is benefiting from powerful secular tail winds that include a fast growing structured finance and asset- backed securities business. Both of these methods of corporate financing, while attractive for issuers, are complicated in nature and investors require these bonds to be rated by experts such as Moody's or its chief competitor Standard & Poor's. The growth of the structured finance business, as well as important inroads made by Moody's globally as foreign companies continue to finance more of their businesses through the capital markets rather than only through banks should help fuel Moody's long-term earnings growth. We were fortunate to benefit from a "double play" as investors bid up the price/earnings multiple of Moody's at the same time that earnings grew strongly. This resulted in stock price appreciation of 55% in 2001. Unfortunately, now that the multiple has been raised to fair value levels the potential for near-term appreciation may be more modest.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS - CONTINUED


Our largest position, Transatlantic Holdings, is a well-run reinsurance company that is 60% owned by insurance giant AIG. Transatlantic Holdings continues to benefit from an improving pricing environment and an increase in market share as insurers give more business to those reinsurers with strong balance sheets. The tragedy of September 11th has been a particular shock to the insurance industry and could result in pretax losses ranging between $40 and $70 billion. It will be years before the final impact is known. The magnitude of this loss, however, has already weakened several reinsurers so that not every insurance company that paid premiums to be protected from such a catastrophic loss will be repaid. This fear is creating a powerful flight to quality and financially strong companies such as Transatlantic should benefit from increasing business opportunities at the best rates and terms and conditions in over fifteen years. We expect the company's premiums to continue growing at strong double-digit rates while its combined ratio should continue to be favorable going forward, assuming a normal loss year. Transatlantic's price/earnings multiple was also revalued upwards during 2001 and the share price rose almost 29%.

The Fund was also fortunate to benefit from nice share price appreciation in Dun & Bradstreet, up 36%, as well as First Data, up almost 49%.

On the negative side, our Fund's performance was hurt by a meaningful decline in our fourth largest holding, American Express, which has felt the impact of the economic slowdown in its two core businesses. Even before the impact of the September 11th tragedy, the card business had slowed as corporations dramatically reduced their travel and entertainment spending while consumers increased their charge card spending at a slower pace than in previous years. The events of September 11th have exacerbated the decline in travel-related spending particularly and overall spending generally. Spending on airline tickets represents approximately 25% of the more than $300 billion that we estimate was charged on American Express cards in 2001. As charge volume in this category has declined by 30% since September 11th, it will take some time for airline-related spending to return to prior levels, and this will be a tough head wind to overcome. At the same time, the recession and fears about job security will no doubt put pressure on other discretionary spending as well. In addition, credit costs have risen, although they remain manageable to date. American Express is one of the few financial firms that, due to its interest rate hedging strategy, has yet to benefit much from lower funding costs, but those lower costs should help earnings in 2002.

The company's asset management business has been a significant disappointment as poor decisions on the investment side resulted in write-downs of more than $1 billion in its high yield portfolio. Clearly, management underestimated the risks they were assuming in the event of an economic downturn when the company purchased these high yield investments only a few years ago. American Express Financial Advisers also need to improve the investment performance of its mutual funds as returns have been disappointing compared to its peers. American Express will almost certainly have lower earnings in 2001 even excluding the investment write-downs. This disappointing performance drove the share price down 35% in 2001 as investors, ourselves included, were surprised by some of the problems at the company.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS - CONTINUED


However, the company still possesses an enviable business model with strong competitive advantages, a powerful global brand and 55 million cardholders who on average spend over three times as much as Visa or MasterCard holders. Management has responded to the current unfavorable business climate by aggressively restructuring the company to eliminate almost $1 billion in expenses, much of which will drop to the bottom line. As mentioned earlier, the company will also meaningfully benefit from lower funding costs due to the drop in short term interest rates. Overall, American Express continues to be a well run shareholder-oriented company that should get back on track and deliver solid earnings growth as the economy stabilizes.

In our semi-annual report we wrote, "As for those companies that took on excessive risk to show growth during robust economic times, to paraphrase Warren Buffett, you never know who is swimming naked until the tide goes out. We hope in future letters we can report to you that few of our companies were swimming naked." We chose the word "few" carefully because we believed there could be one or two companies that would fall into this category. If we had been sure which ones they were, we would have hopefully sold our entire position before the chickens came home to roost. Unfortunately, we must report that we made a huge mistake holding onto our shares of Providian during 2001 as the price plummeted 94% from $57.50 to $3.55 a share. This decline had no less than a disastrous impact on our Fund's performance.

Our mistake in holding Providian was very much a result of the early success we enjoyed investing in the company. Under the hands-on management style of CEO Shailesh Mehta, Providian had carved out a niche by lending via credit cards to a broad spectrum of borrowers but especially to those with blemished or unestablished credit ratings. We believed that the skill of Providian's past underwriting record and the risk-based pricing structure of Providian's model--it charged high interest rates to the most risky customers--would allow the company to weather the current economic climate. We were very wrong--plain and simple.

The fact that Providian was in no way a fly-by-night company (CEO Mehta had run the company since 1985, dating back to the company's origins as a subsidiary of Capital Holdings before it was spun out to shareholders), that it had grown earnings over 20% through the 1990-1991 recession and that it had a very well regarded management team clouded our thinking. Prior to 2001, Providian had been very successful. It had the highest return on equity and return on assets of almost any credit card lender. Moreover, Providian competes in the "subprime" market where there is less competition since many lenders avoid this segment, admitting they do not have the underwriting expertise to navigate this difficult part of the lending spectrum. Over the years we had gotten to know the senior members of management and had confidence in their abilities. We were further surprised by Providian's failure because several of the company's peers that do offer credit cards to the subprime market--Capital One, Household International and the former Associates unit of Citigroup--continued to post relatively attractive results late into 2001 even as the economy was slowing.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS - CONTINUED


We now know that Providian stretched significantly beyond its more conservative pricing model established early in its corporate life, meaningfully loosening its underwriting guidelines to lend more money to high risk customers than it clearly should have. Our guess is this adjustment was made to show high growth to Wall Street in order to meet high investor expectations. Some of these efforts, such as television advertising to attract new borrowers, were poorly conceived and miserably executed as they resulted in terrible adverse selection. At the end of the day, these riskier new loans proved Providian's undoing as the amount of the loans grew much too quickly in a rapidly slowing economy.

At this writing it is unclear what the future holds for Providian. Former founder and CEO Mehta has resigned and been replaced by an experienced CEO who has run the card business at FleetBoston Financial and Household International. This is important for several reasons, particularly in improving the integrity of management and disclosures to the investment community. However, worries remain because Providian Bank, which raises funds through both FDIC-insured CDs offered to retail investors and credit-card backed securitizations purchased by institutional investors, remains under the watchful eye of bank regulators and must either raise new capital or sell off large amounts of its loan portfolio to reduce its risk profile. Improving Providian's liquidity position and appeasing the regulators are now Providian's two biggest challenges. As of this writing on January 15th, Providian's share price had recovered 35% to $4.79. However, while we are hopeful that Providian will navigate through these challenges, there are no assurances that the company will succeed.

Q. What is your outlook for financial stocks?

A. One reason we will always like financial stocks is that financial services is a vast industry that is not very well understood. In addition, companies tend to be undermanaged overall. As investors, this provides us with enormous opportunity if we can uncover those great management teams who, like a fox in a hen house, can take advantage of their weaker competitors by continuously gaining profitable market share and thereby build wealth for shareholders.

Despite what may be obvious near-term challenges, over the long term, Chris and I remain optimistic about the outlook for financial companies. We continue to find well-managed companies with valuable consumer and business franchises, strong balance sheets and positive long-term growth opportunities whose business fundamentals remain favorable even in this current environment. While we expect price volatility in financial stocks to continue, we believe carefully selected financial services companies should offer outstanding investment opportunities for our shareholders.(1)


DAVIS REAL ESTATE PORTFOLIO

PERFORMANCE OVERVIEW

Davis Real Estate Portfolio earned a total return on net asset value of 0.20% for the six-month period and 5.50% for the one-year period ended December 31, 2001.(2) Over the same time periods, the Wilshire Real Estate Index returned 0.63% and 10.45%, respectively.(3)

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER


Q. Could you provide some perspective on the performance of the real estate market and the Fund last year?

A. While the Davis Real Estate Portfolio had a terrific year relative to the stock market as whole, the Fund's performance relative to other real estate funds was disappointing. This under-performance was attributable in large part to the Fund's investment in several companies best characterized as nontraditional real estate plays, the notable under-performance of one of the Fund's apartment holdings, and the exceptional performance of many high-yielding real estate stocks in which the Fund took no interest.

Several nontraditional real estate investments, specifically American Tower(4) and Six Flags, encumbered the Fund's performance this year. Simply put, these two investments were mistakes. The lesson? While the underlying businesses of these companies were sound, the perception that American Tower would be unable to raise needed capital and concern about Six Flags future capital demands (not to mention the impact of September 11 on travel and tourism) led to a mass exodus from the stocks. The Fund lost approximately 2% in overall performance in 2001 as a result of these holdings alone. As we enter 2002, those holdings have been drastically trimmed or wholly eliminated. The Fund is now predominantly invested in traditional real estate investments.

In reviewing the reasons for under-performance, I must also note that I wish I had heeded the counsel of my colleague and senior research analyst, Chandler Spears, who advised selling the Fund's position in Apartment Investment & Management Company (Aimco) sooner than we did. Aimco was poised for strong growth in 2001, but with higher than average leverage and a relatively complicated operating strategy, the company's share price suffered when it announced in early 2001 that it would fail to meet analyst expectations for the year.

Lastly, we mistakenly assumed that quality real estate companies would outperform lesser quality companies during tough economic periods. Instead, investors flocked to those companies providing the highest dividend yield, regardless of the perceived quality and associated risk. Many of the best-performing real estate companies of 2001 paid out in dividends almost every dollar earned from the underlying assets--a risky proposition at best with little room for error.

The Fund did not participate in this "junk" rally because these are not the kind of companies we feel comfortable owning. Rather, we like to invest in real estate companies with the best operating strategies, financial discipline and management, and the best prospects for risk-adjusted growth. That approach cost the Fund some performance this year, but we still think it is the best long-term investment strategy for real estate.

Q. What were some holdings that performed well last year?

A. Chandler was instrumental in the Fund's identification of several outstanding companies that were trading at bargain prices relative to their strong growth prospects. The best example of that is Taubman Centers, a developer of upscale regional malls that are generally characterized as true jewels in the retail business. A large development pipeline and a deteriorating retail environment were masking the virtue of a growth company trading a significant discount to underlying asset value. We bought shares in early 2001 believing that Taubman could leverage its position as owner of the best regional mall assets and lease-up its developments despite a tough retail environment. Management did just that and Taubman has successfully added to its cadre of top-shelf regional mall assets. Taubman's share price increased almost 36% in 2001.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED


Our boldest move was made on the day the market reopened after the September 11th tragedy. In response to the attack, investors sold shares of Starwood Hotels & Resorts to a point where the underlying assets were valued at approximately 50% of replacement cost. Given our belief that the hotel business was not going to fade away forever, we added to a small existing position. The stock has since rallied strongly and is now one of the Fund's top holdings thanks in large part to price appreciation.

Vornado Realty Trust, a long-time Fund holding, is another company that enjoyed a good year. Vornado is a diversified REIT with a mix of ownership interests including office buildings, shopping centers and several of the country's largest merchandise marts. Most noteworthy is Vornado's position as the largest publicly traded owner of office space in New York City and Washington, D.C. Each of these markets enjoyed a stellar year during 2001 and should continue to outperform other areas of the country during 2002. An exceptionally savvy management team that collectively owns a large percentage of the outstanding stock heads Vornado and, as a consequence, their interests are well aligned with shareholder interests.

Q. What is your outlook for real estate?

A. Real estate is not only the largest asset class in the country, it has historically been one of the least volatile asset classes. Further, as was proven again last year, the performance of real estate is not closely correlated with the S&P 500. That makes real estate an excellent vehicle for diversifying and anchoring a well-balanced portfolio.

Our current outlook for real estate is one of tempered enthusiasm. If the economy revives this year as it is generally expected to do, real estate stocks are likely to move ahead in advance of that recovery. More importantly, we are still finding good values in the kinds of quality real estate companies we want to own, and we are confident that the first-rate companies held by the Fund coupled with the underwriting discipline used in acquiring them will serve our shareholders well over the long term.(1)

-------------------------------

This Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis Variable Account Fund, which contains more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) Davis Variable Account Fund's investment professionals make candid statements and observations regarding individual companies, economic conditions and market conditions. However, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the Fund's investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

Davis Financial Portfolio concentrates its investments in the banking and financial sectors, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Portfolio's investment performance, both good and bad, is expected to reflect the economic performance of the banking and financial sectors much more than a fund that does not concentrate its portfolio.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED


Davis Real Estate Portfolio concentrates its investments in the real estate sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Portfolio's investment performance, both good and bad, is expected to reflect the economic performance of the real estate sector much more than a fund that does not concentrate its portfolio.

Davis Real Estate Portfolio is allowed under its charter to focus its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. Should the portfolio manager determine that it is prudent to focus the Fund's portfolio in a few companies, the Portfolio's investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.

(2) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. Performance does not reflect any charges imposed by life insurance or annuity contracts. The following table lists the average annual total returns for the periods ended December 31, 2001:

     --------------------------------- --------------- ------------------
                                                         INCEPTION
     PORTFOLIO NAME                      1 YEAR          (July 1, 1999)
     --------------------------------- --------------- ------------------
     Davis Value Portfolio               (10.39)%        0.21%
     --------------------------------- --------------- ------------------
     Davis Financial Portfolio           (10.37)%        3.48%
     --------------------------------- --------------- ------------------
     Davis Real Estate Portfolio         5.50%           6.12%
     --------------------------------- --------------- ------------------

Investment returns are volatile and may have changed since this report was published. Call shareholder services at 1-800-279-0279 for current performance.

(3) The definitions of indices quoted in this report appear below. Investments cannot be made directly in the indices.

I. The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

II. Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The index is capitalization-weighted. The beginning date of the Index was January 1, 1978. The Index is rebalanced monthly, and returns are calculated on a buy-and-hold basis.

(4) See each Portfolio's Schedule of Investments for a detailed list of portfolio holdings.

(5) The negative effects of actively trading mutual funds were researched by Dalbar, a Boston based financial research firm that is independent from the Davis Funds. The fact that buy-and-hold has been a successful strategy in the past does not guarantee that it will continue to be successful in the future.

Shares of Davis Variable Account Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS VARIABLE ACCOUNT FUND, INC.
DAVIS VALUE PORTFOLIO
PORTFOLIO HOLDINGS - AT DECEMBER 31, 2001

================================================================================


                               [GRAPHICS OMITTED]


                    PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
                    ---------------------------------------


           Short Term Investments, Other Assets & Liabilities       9.7%
           Common Stock                                            90.3%



                    SECTOR WEIGHTINGS (% OF STOCK HOLDINGS)
                    ---------------------------------------


                    Banks and Savings & Loan            7.9%
                    Building Materials                  4.5%
                    Consumer Products                   5.1%
                    Diversified Manufacturing          11.8%
                    Energy                              6.3%
                    Technology                          4.3%
                    Pharmaceutical and Healthcare       7.9%
                    Financial Services                 19.3%
                    Industrial                          2.3%
                    Retailing                           5.5%
                    Transportation                      3.1%
                    Insurance                          12.8%
                    Other                               9.2%






TOP 10 HOLDINGS STOCK                         SECTOR                                   % OF FUND NET ASSETS
-----------------------------------------------------------------------------------------------------------
Tyco International Ltd.                       Diversified Manufacturing                        7.87%
American Express Co.                          Financial Services                               5.54%
Household International, Inc.                 Financial Services                               4.18%
Philip Morris Cos. Inc.                       Consumer Products                                4.13%
Citigroup Inc.                                Financial Services                               3.79%
Merck & Co., Inc.                             Pharmaceutical & Health Care                     3.56%
American International Group, Inc.            Multi-Line Insurance                             3.31%
Costco Wholesale Corp.                        Retailing                                        3.09%
Wells Fargo & Co.                             Banks and Savings & Loan Associations            2.87%
United Parcel Service, Inc., Class B          Transportation                                   2.76%

DAVIS VARIABLE ACCOUNT FUND, INC.
DAVIS VALUE PORTFOLIO
PORTFOLIO ACTIVITY - JANUARY 1, 2001 THROUGH DECEMBER 31, 2001
================================================================================
NEW POSITIONS ADDED (1/1/01-12/31/01)
(Highlighted Positions are those greater than 0.99% of 12/31/01 total net assets)

                                                                                                        % OF 12/31/01
                                                                                     DATE OF 1ST             FUND
SECURITY                                         SECTOR                              PURCHASE             NET ASSETS
--------------------------------------------------------------------------------------------------------------------
Agere Systems Inc., Class A                      Electronics                         03/27/01                1.04%
Aon Corp.                                        Insurance Brokers                   05/23/01                1.20%
Conoco Inc.                                      Energy                              11/19/01                0.20%
Eastman Kodak Co.                                Consumer Products                   12/05/01                0.44%
EOG Resources, Inc.                              Energy                              05/08/01                0.92%
General Mills, Inc.                              Food/Beverage & Restaurant          05/23/01                  -
Hershey Foods Corp.                              Food/Beverage & Restaurant          12/21/01                0.06%
J. C. Penney Co., Inc.                           Retailing                           10/09/01                0.22%
Kinder Morgan, Inc.                              Energy                              04/11/01                1.26%
Kraft Foods Inc., Class A                        Food/Beverage & Restaurant          06/12/01                0.61%
Lloyds TSB Group PLC, ADR                        Banks and Savings & Loan
                                                   Associations                      11/29/01                0.98%
Markel Corp.                                     Property/Casualty Insurance         11/16/01                0.05%
Phillips Petroleum Co.                           Energy                              05/08/01                2.03%
Principal Financial Group, Inc.                  Life Insurance                      10/22/01                0.14%
Prudential Financial, Inc.                       Multi-Line Insurance                12/12/01                  -
RadioShack Corp.                                 Retailing                           04/27/01                0.72%
Rockwell International Corp.                     Industrial                          05/23/01                  -
Safeway Inc.                                     Retailing                           10/02/01                0.97%


POSITIONS CLOSED (1/1/01-12/31/01)
(Gains and losses greater than $150,000 are highlighted)

                                                                                     DATE OF
SECURITY                                         SECTOR                              FINAL SALE           GAIN/(LOSS)
----------------------------------------------------------------------------------------------------------------------
Applied Materials, Inc.                          Electronics                         05/24/01            $   (28,640)
AT&T Corp.                                       Telecommunications                  06/26/01               (411,174)
AT&T Wireless Group                              Telecommunications                  05/08/01                (69,331)
Dow Jones & Co., Inc.                            Publishing                          11/01/01                (98,383)
Freddie Mac                                      Financial Services                  09/21/01                305,259
General Mills, Inc.                              Food/Beverage & Restaurant          10/24/01                  6,238
Gillette Co.                                     Consumer Products                   10/30/01                 (9,119)
GlaxoSmithKline PLC                              Pharmaceutical and Health Care      04/02/01               (106,963)
Intel Corp.                                      Technology                          10/25/01               (473,414)
International Business Machines Corp.            Technology                          05/04/01                 90,955
Koninklijke Philips Electronics N.V.             Electronics                         04/18/01               (132,037)
Molex Inc.                                       Electronics                         11/27/01               (316,408)
Motorola, Inc.                                   Telecommunications                  05/15/01             (1,669,171)
Prudential Financial, Inc.                       Multi-Line Insurance                12/13/01                 24,317
Rockwell Collins                                 Aerospace/Defense                   10/30/01               (183,853)
Rockwell International Corp.                     Industrial                          11/05/01                (45,010)
Texas Instruments Inc.                           Electronics                         08/14/01               (864,148)
Tribune Co.                                      Publishing                          10/11/01               (263,916)
Zimmer Holdings, Inc.                            Medical Products                    10/30/01                 20,410

DAVIS VARIABLE ACCOUNT FUND, INC.
DAVIS VALUE PORTFOLIO
COMPARISON OF DAVIS VALUE PORTFOLIO AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================


Average Annual Total Return For the Periods ended December 31, 2001.

----------------------------------------------------------------------------
One Year ......................................................  (10.39%)
----------------------------------------------------------------------------
Life of Fund (July 1, 1999 through December 31, 2001)..........    0.21%
----------------------------------------------------------------------------

$10,000 INVESTED AT COMMENCEMENT OF OPERATIONS. Let's say you invested $10,000 in Davis Value Portfolio on July 1, 1999 (commencement of operations). As the chart below shows, by December 31, 2001 the value of your investment would have grown to $10,052 - a 0.52% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have been $8,579 - a 14.21% decrease.

                S&P 500         DVP
  7/1/99        $10,000.00      $10,000.00
12/31/99        $10,706.00      $10,263.57
12/31/00        $ 9,731.00      $11,218.07
12/31/01        $ 8,579.00      $10,052.32


Standard & Poor's is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Davis Value Portfolio contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS VARIABLE ACCOUNT FUND, INC.
DAVIS FINANCIAL PORTFOLIO
PORTFOLIO HOLDINGS - AT DECEMBER 31, 2001

================================================================================


                               [GRAPHICS OMITTED]


                    PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
                    ---------------------------------------


           Short Term Investments, Other Assets & Liabilities       7.5%
           Common Stock                                            92.5%



                    SECTOR WEIGHTINGS (% OF STOCK HOLDINGS)
                    ---------------------------------------


                    Banks and Savings & Loan            9.1%
                    Industrial                          3.3%
                    Diversified Manufacturing           5.5%
                    Financial Services                 32.4%
                    Consumer Products                   5.0%
                    Data Processing                     2.8%
                    Insurance                          34.7%
                    Retailing                           3.2%
                    Other                               4.0%



TOP 10 HOLDINGS STOCK                  SECTOR                        % OF FUND NET ASSETS
-----------------------------------------------------------------------------------------
Transatlantic Holdings, Inc.           Reinsurance                           6.61%
Moody's Corp.                          Financial Services                    5.63%
Tyco International Ltd.                Diversified Manufacturing             5.05%
American Express Co.                   Financial Services                    4.95%
Dun & Bradstreet Corp.                 Financial Services                    4.69%
Philip Morris Cos. Inc.                Consumer Products                     4.66%
Household International, Inc.          Financial Services                    4.19%
Loews Corp.                            Multi-Line Insurance                  3.92%
Citigroup Inc.                         Financial Services                    3.65%
Aon Corp.                              Insurance Brokers                     3.22%

DAVIS VARIABLE ACCOUNT FUND, INC.
DAVIS FINANCIAL PORTFOLIO
PORTFOLIO ACTIVITY - JANUARY 1, 2001 THROUGH DECEMBER 31, 2001
================================================================================

NEW POSITIONS ADDED (1/1/01-12/31/01)
(Highlighted Positions are those greater than 1.99% of 12/31/01 total net assets)

                                                                                                        % OF 12/31/01
                                                                                     DATE OF 1ST            FUND
SECURITY                                         SECTOR                              PURCHASE             NET ASSETS
--------------------------------------------------------------------------------------------------------------------
Anthem, Inc.                                     Pharmaceutical and Health Care      10/29/01                 -
Aon Corp.                                        Insurance Brokers                   05/30/01               3.22%
Julius Baer Holding Ltd., Class B                Banks and Savings & Loan
                                                  Associations                       11/27/01               3.16%
KPMG Consulting, Inc.                            Consulting Services                 03/09/01                 -
Principal Financial Group, Inc.                  Life Insurance                      10/22/01               1.95%
Prudential Financial, Inc.                       Multi-Line Insurance                12/12/01                 -


POSITIONS CLOSED (1/1/01-12/31/01)
(Gains and losses greater than $50,000 are highlighted)

                                                                                     DATE OF
SECURITY                                         SECTOR                              FINAL SALE          GAIN/(LOSS)
-----------------------------------------------------------------------------------------------------------------------
Anthem, Inc.                                     Pharmaceutical and Health Care      10/30/01            $   32,578
Capital One Financial Corp.                      Financial Services                  10/24/01              (148,680)
KPMG Consulting, Inc.                            Consulting Services                 12/28/01                  (478)
Masco Corp.                                      Building Materials                  05/17/01                 8,357
Progressive Corp. (Ohio)                         Property/Casualty Insurance         04/30/01                58,021
Prudential Financial, Inc.                       Multi-Line Insurance                12/13/01                 7,117
Tellabs, Inc.                                    Telecommunications                  11/14/01              (831,835)
TyCom, Ltd.                                      Telecommunications                  10/25/01              (126,153)
Wells Fargo & Co.                                Banks and Savings & Loan
                                                  Associations                       07/27/01                10,713

DAVIS VARIABLE ACCOUNT FUND, INC.
DAVIS FINANCIAL PORTFOLIO
COMPARISON OF DAVIS FINANCIAL PORTFOLIO AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================

Average Annual Total Return For the Periods ended December 31, 2001.

----------------------------------------------------------------------------
One Year ......................................................  (10.37%)
----------------------------------------------------------------------------
Life of Fund (July 1, 1999 through December 31, 2001)..........    3.48%
----------------------------------------------------------------------------

$10,000 INVESTED AT COMMENCEMENT OF OPERATIONS. Let's say you invested $10,000 in Davis Financial Portfolio on July 1, 1999 (commencement of operations). As the chart below shows, by December 31, 2001 the value of your investment would have grown to $10,896 - an 8.96% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have been $8,579 - a 14.21% decrease.


                S&P 500         DFP
  7/1/99        $10,000.00      $10,000.00
12/31/99        $10,706.00      $ 9,282.62
12/31/00        $ 9,731.00      $12,157.43
12/31/01        $ 8,579.00      $10,896.24


Standard & Poor's is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Davis Financial Portfolio contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS VARIABLE ACCOUNT FUND, INC.
DAVIS REAL ESTATE PORTFOLIO
PORTFOLIO HOLDINGS - AT DECEMBER 31, 2001
================================================================================



                               [GRAPHICS OMITTED]


                    PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
                    ---------------------------------------


           Short Term Investments, Other Assets & Liabilities       5.6%
           Common Stock                                            87.2%
           Convertible Preferred Stock                              7.2%



                    SECTOR WEIGHTINGS (% OF STOCK HOLDINGS)
                    ---------------------------------------


                    Real Estate                        78.4%
                    Diversified                         5.9%
                    Residential/Commercial Building     4.0%
                    Hotels & Lodging                   10.7%
                    Other                               1.0%


TOP 10 HOLDINGS STOCK                          SECTOR                     % OF FUND NET ASSETS
------------------------------------------------------------------------------------------------
Equity Office Properties Trust                 Office Space (REITS)              10.35%
Starwood Hotels & Resorts Worldwide, Inc.      Hotels & Lodging                   6.49%
Centerpoint Properties Corp.                   Industrial (REITS)                 5.86%
Vornado Realty Trust                           Diversified (REITS)                5.56%
Avalonbay Communities, Inc.                    Apartments (REITS)                 5.47%
First Industrial Realty Trust, Inc.            Industrial (REITS)                 4.74%
Liberty Property Trust                         Diversified (REITS)                4.26%
Duke Realty Corp.                              Diversified (REITS)                4.20%
Equity Residential Properties Trust            Apartments (REITS)                 3.98%
Archstone-Smith Trust                          Apartments (REITS)                 3.88%

DAVIS VARIABLE ACCOUNT FUND, INC.
DAVIS REAL ESTATE PORTFOLIO
PORTFOLIO ACTIVITY - JANUARY 1, 2001 THROUGH DECEMBER 31, 2001
================================================================================

NEW POSITIONS ADDED (1/1/01-12/31/01)
(Highlighted Positions are those greater than 1.50% of 12/31/01 total net assets)

                                                                                                        % OF 12/31/01
                                                                                        DATE OF 1ST          FUND
SECURITY                                         SECTOR                                 PURCHASE          NET ASSETS
--------------------------------------------------------------------------------------------------------------------
Beazer Homes USA, Inc.                           Residential/Commercial Building        08/27/01            0.22%
Centex Corp.                                     Residential/Commercial Building        08/27/01            1.14%
Essex Property Trust, Inc.                       Apartments (REITS)                     07/20/01            1.08%
First Industrial Realty Trust, Inc.              Industrial (REITS)                     08/29/01            4.74%
KB Home                                          Residential/Commercial Building        08/27/01            0.56%
Lennar Corp.                                     Residential/Commercial Building        08/27/01            0.98%
ProLogis Trust                                   Industrial (REITS)                     11/19/01            1.93%
Pulte Homes, Inc.                                Residential/Commercial Building        08/27/01            0.85%
Six Flags, Inc., 7.25%, 08/15/09, Conv. Pfd.     Resorts/Theme Parks                    11/08/01            0.93%
Starwood Hotels & Resorts Worldwide, Inc.        Hotels & Lodging                       04/09/01            6.49%
Taubman Centers, Inc.                            Malls (REITS)                          01/10/01            3.86%
TrizecHahn Corp.                                 Diversified                            05/11/01            1.05%
United Dominion Realty Trust, Inc.               Apartments (REITS)                     11/09/01            0.32%

POSITIONS CLOSED (1/1/01-12/31/01)
(Gains and losses greater than $10,000 are highlighted)

                                                                                     DATE OF
SECURITY                                         SECTOR                              FINAL SALE          GAIN/(LOSS)
--------------------------------------------------------------------------------------------------------------------
AMB Property Corp.                               Industrial (REITS)                  09/24/01            $   (6,649)
American Tower Corp., Class A                    Telecommunications                  11/06/01               (29,359)
Apartment Investment & Management Co.            Apartments (REITS)                  08/16/01                11,339
Boardwalk Equities, Inc.                         Apartments                          06/01/01               (21,611)
Crown Castle International Corp.                 Telecommunications                  11/15/01                  (216)
Crown Castle International Corp., 6.25%,
   08/15/12, Conv. Pfd.                          Telecommunications                  11/09/01                (4,125)
Home Properties of New York, Inc.                Apartments (REITS)                  04/27/01                (5,247)
Post Properties, Inc.                            Apartments (REITS)                  11/05/01                (8,217)
Public Storage, Inc.                             Storage (REITS)                     09/25/01                46,267
Security Capital Group Inc., Class B             Diversified                         09/25/01               (21,283)
Six Flags, Inc.                                  Resorts/Theme Parks                 11/08/01              (103,459)
SL Green Realty Corp.                            Office Space (REITS)                01/10/01                 5,218
Summit Properties Inc.                           Apartments (REITS)                  03/23/01                 2,769

DAVIS VARIABLE ACCOUNT FUND, INC.
DAVIS REAL ESTATE PORTFOLIO
COMPARISON OF DAVIS REAL ESTATE PORTFOLIO AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================

Average Annual Total Return For the Periods ended December 31, 2001.

------------------------------------------------------------------------------
One Year .......................................................    5.50%
------------------------------------------------------------------------------
Life of Fund (July 1, 1999 through December 31, 2001)...........    6.12%
------------------------------------------------------------------------------

$10,000 INVESTED AT COMMENCEMENT OF OPERATIONS. Let's say you invested $10,000 in Davis Real Estate Portfolio on July 1, 1999 (commencement of operations). As the chart below shows, by December 31, 2001 the value of your investment would have grown to $11,607 - a 16.07% increase on your initial investment. For comparison, the Wilshire Real Estate Securities Index and the Standard & Poor's 500 Stock Index are also presented on the chart below.


                S&P 500         DREP            Wilshire
  7/1/99        $10,000.00      $10,000.00      $10,000.00
12/31/99        $10,706.00      $ 8,920.27      $ 9,075.00
12/31/00        $ 9,731.00      $11,001.85      $11,863.75
12/31/01        $ 8,579.00      $11,606.73      $13,103.51


Standard & Poor's is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested.

Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Davis Real Estate Portfolio contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS VALUE PORTFOLIO
DECEMBER 31, 2001

                                                                                      VALUE
SHARES                                           SECURITY                            (NOTE 1)
=================================================================================================
COMMON STOCK - (90.31%)
   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (7.14%)
        98,500    Bank One Corp. ...............................................  $   3,846,425
        90,400    Golden West Financial Corp. ..................................      5,320,040
        61,000    Lloyds TSB Group PLC, ADR.....................................      2,744,390
       184,200    Wells Fargo & Co. ............................................      8,003,490
                                                                                  -------------
                                                                                     19,914,345
                                                                                  -------------
   BUILDING MATERIALS - (4.04%)
        46,300    Martin Marietta Materials, Inc. ..............................      2,157,580
       281,100    Masco Corp. ..................................................      6,886,950
        46,200    Vulcan Materials Co. .........................................      2,214,828
                                                                                  -------------
                                                                                    11,259,358
                                                                                  -------------
   CONSUMER PRODUCTS - (4.57%)
        41,500    Eastman Kodak Co. ............................................      1,221,345
       251,300    Philip Morris Cos. Inc. ......................................     11,522,105
                                                                                  -------------
                                                                                     12,743,450
                                                                                  -------------
   DATA PROCESSING - (0.16%)
         5,900    First Data Corp. .............................................        462,855
                                                                                  -------------
   DIVERSIFIED MANUFACTURING - (10.62%)
        80,200    Dover Corp. ..................................................      2,973,014
        39,700    Minnesota Mining and Manufacturing Co. .......................      4,692,937
       372,658    Tyco International Ltd. ......................................     21,949,556
                                                                                  -------------
                                                                                     29,615,507
                                                                                  -------------
   ELECTRONICS - (1.51%)
       508,400    Agere Systems Inc., Class A*..................................      2,892,796
        46,280    Agilent Technologies, Inc.*...................................      1,319,443
                                                                                  -------------
                                                                                      4,212,239
                                                                                  -------------
   ENERGY - (5.68%)
        19,800    Conoco Inc. ..................................................        560,340
        92,700    Devon Energy Corp. ...........................................      3,582,855
        65,500    EOG Resources, Inc. ..........................................      2,561,705
        62,900    Kinder Morgan, Inc. ..........................................      3,502,901
        93,800    Phillips Petroleum Co. .......................................      5,652,388
                                                                                  -------------
                                                                                     15,860,189
                                                                                  -------------
   FINANCIAL SERVICES - (15.34%)
       432,900    American Express Co. .........................................     15,450,201
       209,533    Citigroup Inc. ...............................................     10,577,226
        61,700    Dun & Bradstreet Corp.*.......................................      2,178,010
       201,200    Household International, Inc. ................................     11,657,528
        67,700    Moody's Corp. ................................................      2,698,522
        69,200    Providian Financial Corp. ....................................        245,660
                                                                                  -------------
                                                                                     42,807,147
                                                                                  -------------

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS VALUE PORTFOLIO - CONTINUED
DECEMBER 31, 2001

                                                                                      VALUE
SHARES                                           SECURITY                            (NOTE 1)
================================================================================================
COMMON STOCK - CONTINUED
   FOOD/BEVERAGE & RESTAURANT - (1.97%)
         2,600    Hershey Foods Corp. ..........................................  $     176,020
        50,100    Kraft Foods Inc., Class A.....................................      1,704,903
       137,100    McDonald's Corp. .............................................      3,629,037
                                                                                  -------------
                                                                                      5,509,960
                                                                                  -------------
   HOTELS - (0.72%)
        49,100    Marriott International, Inc., Class A.........................      1,995,915
                                                                                  -------------
   INDUSTRIAL - (2.08%)
       142,100    Sealed Air Corp.*.............................................      5,800,522
                                                                                  -------------
   INSURANCE BROKERS - (1.20%)
        94,500    Aon Corp. ....................................................      3,356,640
                                                                                  -------------
INVESTMENT FIRMS - (2.12%)
        74,200    Morgan Stanley Dean Witter & Co. .............................      4,150,748
        64,500    Stilwell Financial, Inc. .....................................      1,755,690
                                                                                  -------------
                                                                                      5,906,438
                                                                                  -------------
   LIFE INSURANCE - (0.29%)
        16,000    Principal Financial Group, Inc.* .............................        384,000
        19,700    Sun Life Financial Services of Canada.........................        425,515
                                                                                  -------------
                                                                                        809,515
                                                                                  -------------
   MEDIA - (0.37%)
        18,900    WPP Group PLC, ADR............................................      1,022,490
                                                                                  -------------
   MULTI-LINE INSURANCE - (4.51%)
       116,337    American International Group, Inc. ...........................      9,237,158
        60,400    Loews Corp. ..................................................      3,344,952
                                                                                  -------------
                                                                                    12,582,110
                                                                                  -------------
   PHARMACEUTICAL AND HEALTH CARE - (7.17%)
        29,300    American Home Products Corp. .................................      1,797,848
        30,100    Bristol-Myers Squibb Co. .....................................      1,535,100
        71,000    Eli Lilly and Co. ............................................      5,576,340
       169,100    Merck & Co., Inc. ............................................      9,943,080
        26,800    Pharmacia Corp. ..............................................      1,143,020
                                                                                  -------------
                                                                                    19,995,388
                                                                                  -------------
   PROPERTY/CASUALTY INSURANCE - (1.68%)
        14,500    Chubb Corp. ..................................................      1,000,500
           800    Markel Corp.* ................................................        143,720
        23,700    Progressive Corp. (Ohio)......................................      3,538,410
                                                                                  -------------
                                                                                      4,682,630
                                                                                  -------------
   PUBLISHING - (0.58%)
        24,200    Gannett Co., Inc. ............................................      1,626,966
                                                                                  -------------

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS VALUE PORTFOLIO - CONTINUED
DECEMBER 31, 2001

                                                                                      VALUE
SHARES                                           SECURITY                            (NOTE 1)
================================================================================================
COMMON STOCK - CONTINUED
   REAL ESTATE - (1.42%)
         3,800    Avalonbay Communities, Inc. ..................................  $     179,778
        75,900    Centerpoint Properties Corp. .................................      3,779,820
                                                                                  -------------
                                                                                      3,959,598
                                                                                  -------------
   REINSURANCE - (3.87%)
            72    Berkshire Hathaway Inc., Class A*.............................      5,443,200
            42    Berkshire Hathaway Inc., Class B*.............................        106,050
        57,550    Transatlantic Holdings, Inc. .................................      5,237,050
                                                                                  -------------
                                                                                    10,786,300
                                                                                  -------------
   RETAILING - (5.00%)
       194,000    Costco Wholesale Corp.*.......................................      8,611,660
        22,600    J. C. Penney Co., Inc. .......................................        607,940
        67,000    RadioShack Corp. .............................................      2,016,700
        64,900    Safeway Inc.*.................................................      2,709,575
                                                                                  -------------
                                                                                    13,945,875
                                                                                  -------------
   TECHNOLOGY - (3.89%)
        65,600    BMC Software, Inc.*...........................................      1,073,872
       172,600    Hewlett-Packard Co. ..........................................      3,545,204
       102,900    Lexmark International, Inc.*..................................      6,071,100
        37,900    Novell, Inc.*.................................................        174,151
                                                                                  -------------
                                                                                    10,864,327
                                                                                  -------------
   TELECOMMUNICATIONS - (1.62%)
        34,100    Loral Space & Communications Ltd.*............................        101,959
       107,800    Lucent Technologies Inc. .....................................        678,062
       249,100    Tellabs, Inc.*................................................      3,725,291
                                                                                  -------------
                                                                                      4,505,312
                                                                                  -------------
   TRANSPORTATION - (2.76%)
       141,500    United Parcel Service, Inc., Class B..........................      7,711,750
                                                                                  -------------

                      Total Common Stock - (identified cost $259,019,630).......    251,936,826
                                                                                  -------------

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS VALUE PORTFOLIO - CONTINUED
DECEMBER 31, 2001

                                                                                                     VALUE
PRINCIPAL                                        SECURITY                                           (NOTE 1)
==============================================================================================================
SHORT TERM INVESTMENTS - (12.35%)
$   34,446,000   Nomura Securities International, Inc. Repurchase Agreement 1.87%,
                    01/02/02, dated 12/31/01, repurchase value of $34,449,579
                    (collateralized by: U.S. Government obligations in a pooled cash account,
                    total market value $35,134,920) - (identified cost $34,446,000)..........   $   34,446,000
                                                                                               ---------------


                  Total Investments - (102.66%) - (identified cost $293,465,630) - (a).........    286,382,826
                  Liabilities Less Other Assets - (2.66%)......................................     (7,424,374)
                                                                                                --------------
                      Net Assets - (100%)...................................................... $  278,958,452
                                                                                                ==============

*Non-Income Producing Security

(a) Aggregate cost for Federal Income Tax purposes is $294,217,402. At December
31, 2001 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                  Unrealized appreciation...................................................... $   14,610,233
                  Unrealized depreciation......................................................    (22,444,809)
                                                                                                --------------
                      Net unrealized depreciation ............................................. $   (7,834,576)
                                                                                                ==============






SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS FINANCIAL PORTFOLIO
DECEMBER 31, 2001

                                                                                       VALUE
SHARES                                           SECURITY                            (NOTE 1)
================================================================================================
COMMON STOCK - (92.45%)
   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (8.38%)
         4,800    Bank of New York Co., Inc. ...................................  $     195,840
         2,500    Bank One Corp. ...............................................         97,625
         1,850    Fifth Third Bancorp...........................................        113,470
        10,700    Golden West Financial Corp. ..................................        629,695
         2,300    Julius Baer Holding Ltd., Class B.............................        776,091
         2,995    Lloyds TSB Group PLC..........................................         32,482
         4,100    State Street Corp. ...........................................        214,225
                                                                                  -------------
                                                                                      2,059,428
                                                                                  -------------
   BUILDING MATERIALS - (1.65%)
         8,700    Martin Marietta Materials, Inc. ..............................        405,420
                                                                                  -------------
   CONSUMER PRODUCTS - (4.66%)
        25,000    Philip Morris Cos. Inc. ......................................      1,146,250
                                                                                  -------------
   DATA PROCESSING - (2.59%)
         8,100    First Data Corp. .............................................        635,445
                                                                                  -------------
   DIVERSIFIED MANUFACTURING - (5.05%)
        21,100    Tyco International Ltd. ......................................      1,242,790
                                                                                  -------------
   FINANCIAL SERVICES - (25.55%)
        34,100    American Express Co. .........................................      1,217,029
         7,350    Charles Schwab Corp. .........................................        113,705
        17,800    Citigroup Inc. ...............................................        898,544
        32,700    Dun & Bradstreet Corp.*.......................................      1,154,310
        17,800    Household International, Inc. ................................      1,031,332
        10,600    MBNA Corp. ...................................................        373,120
        34,700    Moody's Corp.  ...............................................      1,383,142
        31,000    Providian Financial Corp. ....................................        110,050
                                                                                  -------------
                                                                                      6,281,232
                                                                                  -------------
   INDUSTRIAL - (3.07%)
        18,500    Sealed Air Corp.*.............................................        755,170
                                                                                  -------------
   INSURANCE BROKERS - (3.22%)
        22,300    Aon Corp. ....................................................        792,096
                                                                                  -------------
   INVESTMENT FIRMS - (4.39%)
         6,300    Morgan Stanley Dean Witter & Co. .............................        352,422
        26,700    Stilwell Financial, Inc. .....................................        726,774
                                                                                  -------------
                                                                                      1,079,196
                                                                                  -------------
   LIFE INSURANCE - (3.95%)
        20,000    Principal Financial Group, Inc.* .............................        480,000
        22,700    Sun Life Financial Services of Canada.........................        490,313
                                                                                  -------------
                                                                                        970,313
                                                                                  -------------

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS FINANCIAL PORTFOLIO - CONTINUED
DECEMBER 31, 2001

                                                                                       VALUE
SHARES                                           SECURITY                            (NOTE 1)
================================================================================================
COMMON STOCK  - CONTINUED
   MULTI-LINE INSURANCE - (7.68%)
         6,887    American International Group, Inc. ...........................  $     546,828
        17,800    Horace Mann Educators Corp. ..................................        377,716
        17,400    Loews Corp. ..................................................        963,612
                                                                                  -------------
                                                                                      1,888,156
                                                                                  -------------
   PROPERTY/CASUALTY INSURANCE - (4.52%)
        18,100    Cincinnati Financial Corp. ...................................        690,244
         6,600    FPIC Insurance Group, Inc.*...................................         98,010
         1,800    Markel Corp.*.................................................        323,370
                                                                                  -------------
                                                                                      1,111,624
                                                                                  -------------
   REINSURANCE - (12.74%)
             7    Berkshire Hathaway Inc., Class A*.............................        529,200
           158    Berkshire Hathaway Inc., Class B*.............................        398,950
         8,200    Everest Re Group, Ltd. .......................................        579,740
        17,850    Transatlantic Holdings, Inc. .................................      1,624,350
                                                                                  -------------
                                                                                      3,132,240
                                                                                  -------------
   RETAILING - (2.94%)
        16,300    Costco Wholesale Corp.*.......................................        723,557
                                                                                  -------------
   TECHNOLOGY - (2.06%)
         8,600    Lexmark International, Inc.*..................................        507,400
                                                                                  -------------


                      Total Common Stock - (identified cost $21,851,318)........     22,730,317
                                                                                  -------------

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS FINANCIAL PORTFOLIO - CONTINUED
DECEMBER 31, 2001


                                                                                                     VALUE
PRINCIPAL                                        SECURITY                                           (NOTE 1)
===============================================================================================================
SHORT TERM INVESTMENTS - (8.38%)
$    2,060,000    Nomura Securities International, Inc. Repurchase Agreement, 1.87%,
                    01/02/02, dated 12/31/01, repurchase value of $2,060,214
                    (collateralized by: U.S. Government obligations in a pooled cash account,
                    total market value $2,101,200) - (identified cost $2,060,000) .............  $   2,060,000
                                                                                                 -------------


                  Total Investments - (100.83%) - (identified cost $23,911,318) - (a)..........     24,790,317
                  Liabilities Less Other Assets - (0.83%)......................................       (203,675)
                                                                                                 -------------
                      Net Assets - (100%)......................................................  $  24,586,642
                                                                                                 =============

*Non-Income Producing Security.

 (a) Aggregate cost for Federal Income Tax purposes is $24,067,510. At December
31, 2001 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                  Unrealized appreciation......................................................  $   2,901,152
                  Unrealized depreciation......................................................     (2,178,345)
                                                                                                 -------------
                      Net unrealized appreciation..............................................  $     722,807
                                                                                                 =============













SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS REAL ESTATE PORTFOLIO
DECEMBER 31, 2001


                                                                                      VALUE
SHARES                                           SECURITY                            (NOTE 1)
=================================================================================================
COMMON STOCK - (87.19%)
   APARTMENTS (REITS) - (14.73%)
        14,800    Archstone-Smith Trust.........................................  $     389,240
        11,600    Avalonbay Communities, Inc. ..................................        548,796
        13,900    Equity Residential Properties Trust...........................        399,069
         2,200    Essex Property Trust, Inc. ...................................        108,702
         2,200    United Dominion Realty Trust, Inc. ...........................         31,680
                                                                                  -------------
                                                                                      1,477,487
                                                                                  -------------
   DIVERSIFIED - (5.54%)
         6,400    Brookfield Properties Corp. ..................................        110,080
        18,500    Catellus Development Corp.*...................................        340,400
         6,700    TrizecHahn Corp. .............................................        105,190
                                                                                  -------------
                                                                                        555,670
                                                                                  -------------
   DIVERSIFIED (REITS) - (15.40%)
        17,300    Duke Realty Corp. ............................................        420,909
         5,300    Kilroy Realty Corp. ..........................................        139,231
        14,300    Liberty Property Trust........................................        426,855
        13,400    Vornado Realty Trust..........................................        557,440
                                                                                  -------------
                                                                                      1,544,435
                                                                                  -------------
   HOTELS & LODGING - (10.14%)
         9,000    Marriott International, Inc., Class A.........................        365,850
        21,800    Starwood Hotels & Resorts Worldwide, Inc. ....................        650,730
                                                                                  -------------
                                                                                      1,016,580
                                                                                  -------------
   INDUSTRIAL (REITS) - (12.54%)
        11,800    Centerpoint Properties Corp. .................................        587,640
        15,300    First Industrial Realty Trust, Inc. ..........................        475,830
         9,000    ProLogis Trust................................................        193,590
                                                                                  -------------
                                                                                      1,257,060
                                                                                  -------------
   MALLS (REITS) - (5.14%)
         3,300    General Growth Properties, Inc. ..............................        128,040
        26,100    Taubman Centers, Inc. ........................................        387,585
                                                                                  -------------
                                                                                        515,625
                                                                                  -------------
   OFFICE SPACE (REITS) - (17.81%)
         6,800    Alexandria Real Estate Equities, Inc. ........................        279,480
         5,700    Boston Properties, Inc. ......................................        216,600
         4,500    CarrAmerica Realty Corp. .....................................        135,450
        34,523    Equity Office Properties Trust................................      1,038,452
         3,500    Parkway Properties, Inc. .....................................        116,200
                                                                                  -------------
                                                                                      1,786,182
                                                                                  -------------

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS REAL ESTATE PORTFOLIO - CONTINUED
DECEMBER 31, 2001

                                                                                                     VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK  - CONTINUED
   RESIDENTIAL/COMMERCIAL BUILDING - (3.74%)
           300    Beazer Homes USA, Inc.*......................................................  $      21,951
         2,000    Centex Corp. ................................................................        114,180
         1,400    KB Home......................................................................         56,140
         2,100    Lennar Corp. ................................................................         98,322
         1,900    Pulte Homes, Inc. ...........................................................         84,873
                                                                                                 -------------
                                                                                                       375,466
                                                                                                 -------------
   SHOPPING CENTERS (REITS) - (2.15%)
         6,600    Kimco Realty Corp. ..........................................................        215,753
                                                                                                 -------------

                    Total Common Stock - (identified cost $8,406,450)..........................      8,744,258
                                                                                                 -------------

CONVERTIBLE PREFERRED STOCK - (7.22%)

   APARTMENTS (REITS) - (0.29%)
           900    Equity Residential Properties Trust, 7.00%, Series E, Conv. Pfd. ............         28,575
                                                                                                 -------------
   DIVERSIFIED (REITS) - (0.34%)
           600    Vornado Realty Trust, 6.50%, Series A, Conv. Pfd. ...........................         34,500
                                                                                                 -------------
   MALLS (REITS) - (3.21%)
        12,200    General Growth Properties, 7.25%, 7/15/08, Conv. Pfd. .......................        322,080
                                                                                                 -------------
   OFFICE SPACE (REITS) - (2.45%)
         7,700    SL Green Realty Corp., 8.00%, 4/15/08, Conv. Pfd. ...........................        245,823
                                                                                                 -------------
   RESORTS/THEME PARKS - (0.93%)
         3,900    Six Flags, Inc., 7.25%, 8/15/09, Conv. Pfd. .................................         93,600
                                                                                                 -------------

                    Total Convertible Preferred Stock - (identified cost $651,924).............        724,578
                                                                                                 -------------

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS REAL ESTATE PORTFOLIO - CONTINUED
DECEMBER 31, 2001

                                                                                                     VALUE
PRINCIPAL                                        SECURITY                                           (NOTE 1)
================================================================================================================
SHORT TERM INVESTMENTS - (4.87%)
$      488,000    Nomura Securities International, Inc. Repurchase Agreement, 1.87%,
                    01/02/02, dated 12/31/01, repurchase value of $488,051
                    (collateralized by: U.S. Government obligations in a pooled cash account,
                    total market value $497,760) - (identified cost $488,000) .................  $     488,000
                                                                                                 -------------


                  Total Investment - (99.28%) - (identified cost $9,546,374) - (a).............      9,956,836
                  Other Assets Less Liabilities - (0.72%)......................................         71,830
                                                                                                 -------------
                      Net Assets - (100%)......................................................  $  10,028,666
                                                                                                 =============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $9,552,109. At December
31, 2001 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                  Unrealized appreciation......................................................  $     452,990
                  Unrealized depreciation.....................................................         (48,263)
                                                                                                 -------------
                      Net unrealized appreciation .............................................  $     404,727
                                                                                                 =============










SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
At December 31, 2001

===========================================================================================================
                                                                                             DAVIS
                                                          DAVIS            DAVIS              REAL
                                                          VALUE          FINANCIAL           ESTATE
                                                         PORTFOLIO       PORTFOLIO          PORTFOLIO
                                                         ---------       ---------          ---------
ASSETS:
   Investments in securities, at value
     * (see accompanying Schedules
     of Investments)..............................    $   286,382,826    $   24,790,317   $    9,956,836
   Cash...........................................             19,030             4,567           21,998
   Receivables:
     Dividends and interest.......................            297,419            25,105           63,766
     Capital stock sold...........................            468,122            42,743            1,506
     Investment securities sold...................             -                 94,130            -
     Due from adviser.............................             -                  -                2,615
   Prepaid expenses...............................             -                     91              151
                                                      ---------------    --------------   --------------
                             Total assets.........        287,167,397        24,956,953       10,046,872
                                                      ---------------    --------------   --------------
LIABILITIES:
   Payables:
     Capital stock reacquired.....................              4,773             -                3,287
     Investment securities purchased..............          8,009,173           343,819         -
     Due to adviser...............................             -                  1,250         -
   Accrued expenses...............................            194,999            25,242           14,919
                                                      ---------------    --------------   --------------
                             Total liabilities....          8,208,945           370,311           18,206
                                                      ---------------    --------------   --------------

NET ASSETS .......................................    $   278,958,452    $   24,586,642   $   10,028,666
                                                      ===============    ==============   ==============

SHARES OUTSTANDING (NOTE 4).......................         28,251,364         2,304,434          969,075
                                                      ===============    ==============   ==============

NET ASSET VALUE, offering and
     redemption price per share (Net
     Assets / Shares Outstanding).................        $      9.87        $    10.67       $    10.35
                                                          ===========        ==========       ==========

NET ASSETS CONSIST OF:
   Par value of shares of capital stock...........    $        28,251    $        2,304   $          969
   Additional paid-in capital.....................        293,727,837        24,837,261        9,756,727
   Undistributed net investment loss..............             -                   (857)         -
   Accumulated net realized losses from investments
     and foreign currency transactions............         (7,714,832)       (1,131,065)        (139,492)
     Net unrealized appreciation (depreciation) on
     investments..................................         (7,082,804)          878,999          410,462
                                                      ---------------    --------------   --------------
                                                      $   278,958,452    $   24,586,642   $   10,028,666
                                                      ===============    ==============   ==============


* Including repurchase agreements of $34,446,000, $2,060,000 and $488,000 for Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio, respectively, and cost of $293,465,630, $23,911,318 and $9,546,374 for Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio, respectively.


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
STATEMENTS OF OPERATIONS
For the year ended December 31, 2001

=============================================================================================================
                                                                                               DAVIS
                                                          DAVIS               DAVIS            REAL
                                                          VALUE             FINANCIAL         ESTATE
                                                        PORTFOLIO           PORTFOLIO        PORTFOLIO
                                                        ---------           ---------        ---------
INVESTMENT INCOME:
Income:
   Dividends*.....................................    $     1,999,308    $       164,958   $       327,120
   Interest.......................................            622,884             43,072            22,838
                                                      ---------------    ---------------   ---------------
       Total income...............................          2,622,192            208,030           349,958
                                                      ---------------    ---------------   ---------------
Expenses:
   Management fees (Note 2).......................          1,387,704            149,699            55,827
   Custodian fees.................................             73,507             16,368            14,224
   Transfer agent fees............................             11,078              9,786             9,710
   Audit fees.....................................             12,000              8,400             8,400
   Accounting fees (Note 2).......................              6,000              6,000             6,000
   Legal fees.....................................             11,011              1,198               453
   Reports to shareholders........................             31,621              2,761             1,167
   Directors' fees and expenses...................             32,700              3,485             1,282
   Registration and filing fees...................             27,082              2,469             1,053
   Miscellaneous..................................              9,645              7,021             5,508
                                                      ---------------    ---------------   ---------------
       Total expenses.............................          1,602,348            207,187           103,624
       Expenses paid indirectly (Note 5)..........             (1,355)              (513)             (261)
       Reimbursement of expenses by
         adviser (Note 2).........................             -                  (7,346)          (29,075)
                                                      --------------     ---------------   ---------------
       Net expenses...............................          1,600,993            199,328            74,288
                                                      ---------------    ---------------   ---------------
       Net investment income......................          1,021,199              8,702           275,670
                                                      ---------------    ---------------   ---------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from:
     Investment transactions......................         (7,293,058)        (1,115,504)           28,971
     Foreign currency transactions................                  2             (9,109)               14
   Net change in unrealized appreciation
     (depreciation) of investments................        (10,139,571)          (937,890)         132,647
                                                      ---------------    --------------- - --------------
       Net realized and unrealized gain (loss) on
         investments and foreign currency.........        (17,432,627)        (2,062,503)          161,632
                                                      ---------------    ---------------   ---------------
     Net increase (decrease) in net assets
resulting from operations.........................    $   (16,411,428)   $    (2,053,801)  $       437,302
                                                      ===============    ===============   ===============

*    Net of foreign taxes withheld as follows.....             $619                $996               $630


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 2001

=========================================================================================================
                                                                                           DAVIS
                                                       DAVIS            DAVIS              REAL
                                                       VALUE          FINANCIAL           ESTATE
                                                     PORTFOLIO        PORTFOLIO          PORTFOLIO
                                                     ---------        ---------          ---------
OPERATIONS:
    Net investment income....................... $      1,021,199  $         8,702   $        275,670
    Net realized gain (loss) from investment
      and foreign currency transactions........        (7,293,056)      (1,124,613)            28,985
    Net change in unrealized appreciation
      (depreciation) of investments.............      (10,139,571)        (937,890)           132,647
                                                 ----------------  ---------------   ----------------
    Net increase (decrease) in net assets
       resulting from operations................      (16,411,428)      (2,053,801)           437,302

DIVIDENDS AND DISTRIBUTIONS
    TO SHAREHOLDERS FROM:
    Net investment income.......................       (1,021,199)          (8,692)          (276,128)
    Realized gains from investment transactions.           -                 -               (137,851)
    Return of capital...........................         (130,526)          (1,655)           (41,954)
    Distribution in excess of net investment
      income....................................           -                 -                (20,898)

CAPITAL SHARE TRANSACTIONS
    (NOTE 4)....................................      176,312,992       11,881,281          5,215,281
                                                 ----------------  ---------------   ----------------

Total increase in net assets....................      158,749,839        9,817,133          5,175,752

NET ASSETS:
    Beginning of year...........................     120,208,613        14,769,509          4,852,914
                                                 ----------------  ---------------   ----------------

    End of year (Including undistributed net
      investment loss of $857 for Davis          $    278,958,452  $    24,586,642   $     10,028,666
      Financial Portfolio)...................... ================  ===============   ================


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 2000

======================================================================================================
                                                                                           DAVIS
                                                       DAVIS           DAVIS               REAL
                                                       VALUE         FINANCIAL            ESTATE
                                                     PORTFOLIO       PORTFOLIO           PORTFOLIO
                                                     ---------       ---------           ---------
OPERATIONS:
    Net investment income....................... $        345,419  $        12,352   $         82,551
    Net realized gain (loss) from
      investment transactions...................          403,901          198,076             (2,430)
    Net increase in unrealized
      appreciation of investments...............        2,116,786        1,872,871            313,159
                                                 ----------------  ---------------   ----------------
    Net increase in net assets resulting
      from operations...........................        2,866,106        2,083,299            393,280

DIVIDENDS AND DISTRIBUTIONS
    TO SHAREHOLDERS FROM:
    Net investment income.......................         (345,419)         (12,272)           (82,093)
    Realized gains from investment transactions.         (767,076)        (167,237)              -
    Return of capital...........................         (217,947)         (15,808)              -
    Distribution in excess of net investment
      income....................................          (31,236)         (20,248)              -


CAPITAL SHARE TRANSACTIONS
    (NOTE 4)....................................      106,036,301        9,430,772          3,931,944
                                                 ----------------        ---------   ----------------

Total increase in net assets....................      107,540,729       11,298,506          4,243,131

NET ASSETS:
    Beginning of year...........................       12,667,884        3,471,003            609,783
                                                 ----------------  ---------------   ----------------

    End of year (Including undistributed net
      investment income (loss) of $(20) and
      $458 for Davis Financial Portfolio and     $    120,208,613  $    14,769,509   $      4,852,914
      Davis Real Estate Portfolio, respectively) ================  ===============   ================








SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2001
================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Davis Variable Account Fund, Inc. consists of three series of Funds, Davis Value Portfolio, Davis Financial Portfolio, and Davis Real Estate Portfolio (collectively "the Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Shares of the Funds may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Funds account separately for the assets, liabilities and operations of each series. The following is a summary of significant accounting policies followed by the Funds in the preparation of financial statements.

    Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio are diversified, professionally managed stock-oriented funds.

A. VALUATION OF SECURITIES - Securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Board of Directors. Short-term obligations are valued at amortized cost which approximates fair value as determined by the Board of Directors. These valuation procedures are reviewed and subject to approval by the Board of Directors.

B. CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

C. FOREIGN CURRENCY - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales and maturities of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

D. FEDERAL INCOME TAXES - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At December 31, 2001, Davis Value Portfolio had approximately $6,963,100 of capital loss carryovers and post October losses available to offset future capital gains, if any, which expire between 2009 and 2010. At December 31, 2001, Davis Financial Portfolio had approximately $974,900 of capital loss carryovers and post October losses available to offset future capital gains, if any, which expire in 2009 and 2010. At December 31, 2001, Davis Real Estate Portfolio had approximately $133,800 of post October losses available to offset future capital gains, if any, which expire in 2010.

DAVIS VARIABLE ACCOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 2001
================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Funds. The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2001, for Davis Financial Portfolio, amounts have been reclassified to reflect an increase in undistributed net investment loss of $847 and a corresponding decrease in accumulated net realized loss; for Davis Real Estate Portfolio, amounts have been reclassified to reflect a decrease in undistributed net investment loss of $20,898 and a corresponding decrease in additional paid in capital.

DAVIS VARIABLE ACCOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 2001
================================================================================
NOTE 2 - INVESTMENT ADVISORY FEES

     The fee for each of the Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio is 0.75% of the respective Fund's average annual net assets.

     State Street Bank and Trust Company ("State Street Bank") is the Funds' primary transfer agent. Davis Selected Advisers, L.P. (the "Adviser") is also paid for certain transfer agent services. The fee paid to the Adviser for year ended December 31, 2001 was $59 for Davis Value Portfolio, and $30 for each of the Davis Financial Portfolio and Davis Real Estate Portfolio. State Street Bank is the Funds' primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain accounting services. The fee for the year ended December 31, 2001 for Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio amounted to $6,000 for each portfolio. The Adviser has agreed to reimburse the Funds for certain expenses incurred in the current fiscal period which amounted to $7,346 and $29,075 for Davis Financial Portfolio and Davis Real Estate Portfolio, respectively. Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

     Davis Selected Advisers - NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. The Funds pay no fees directly to DSA-NY.


NOTE 3 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (excluding short-term securities) during the year ended December 31, 2001 were as follows:


                                       DAVIS           DAVIS         DAVIS
                                       VALUE         FINANCIAL     REAL ESTATE
                                     PORTFOLIO       PORTFOLIO      PORTFOLIO
                                     ---------       ---------      ---------
      Cost of purchases........   $ 196,786,600    $ 15,973,579    $ 7,769,896
      Proceeds of sales .......   $  30,827,198    $  4,584,669    $ 3,096,064

DAVIS VARIABLE ACCOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 2001
================================================================================
NOTE 4 - CAPITAL STOCK

    At December 31, 2001, there were 5 billion shares of capital stock ($0.001 par value per share) authorized. Transactions in capital stock were as follows:


                                                                    YEAR ENDED
                                                                 DECEMBER 31, 2001
                                                 ------------------------------------------------

                                                       DAVIS          DAVIS             DAVIS
                                                       VALUE        FINANCIAL        REAL ESTATE
                                                     PORTFOLIO      PORTFOLIO         PORTFOLIO
                                                     ---------      ---------        -----------
Shares sold ..................................      19,399,261        1,761,537          945,827
Shares issued in reinvestment of distributions         115,750              965           46,704
                                                 -------------    -------------    -------------
                                                    19,515,011        1,762,502          992,531
Shares redeemed ..............................      (2,133,025)        (698,510)        (491,098)
                                                 -------------    -------------    -------------
      Net increase ...........................      17,381,986        1,063,992          501,433
                                                 =============    =============    =============

Proceeds from shares sold ....................   $ 195,102,861    $  19,499,944    $   9,731,157
Proceeds from shares issued in
    reinvestment of distributions ............       1,151,724           10,348          476,827
                                                 -------------    -------------    -------------
                                                   196,254,585       19,510,292       10,207,984
Cost of shares redeemed ......................     (19,941,593)      (7,629,011)      (4,992,703)
                                                 -------------    -------------    -------------
      Net increase ...........................   $ 176,312,992    $  11,881,281    $   5,215,281
                                                 =============    =============    =============

                                                                    YEAR ENDED
                                                                 DECEMBER 31, 2000
                                                  ----------------------------------------------
                                                       DAVIS          DAVIS             DAVIS
                                                       VALUE        FINANCIAL        REAL ESTATE
                                                     PORTFOLIO      PORTFOLIO         PORTFOLIO
                                                     ---------      ---------        -----------
Shares sold ..................................      10,763,647        1,042,186          564,980
Shares issued in reinvestment of distributions         128,294           19,685            8,193
                                                 -------------    -------------    -------------
                                                    10,891,941        1,061,871          573,173
Shares redeemed ..............................      (1,258,762)        (196,240)        (175,525)
                                                 -------------    -------------    -------------
      Net increase ...........................       9,633,179          865,631          397,648
                                                 =============    =============    =============

Proceeds from shares sold ....................   $ 118,346,050    $  11,285,211    $   5,615,343
Proceeds from shares issued in
    reinvestment of distributions ............       1,361,678          215,565           82,093
                                                 -------------    -------------    -------------
                                                   119,707,728       11,500,776        5,697,436
Cost of shares redeemed ......................     (13,671,427)      (2,070,004)      (1,765,492)
                                                 -------------    -------------    -------------
      Net increase ...........................   $ 106,036,301    $   9,430,772    $   3,931,944
                                                 =============    =============    =============


NOTE 5 - EXPENSES PAID INDIRECTLY

        Under an agreement with the custodian bank, each Fund's custodian fees are reduced for earnings on cash balances maintained at the custodian by the Funds. Such reductions amounted to $1,355, $513 and $261 for Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio, respectively, during the year ended December 31, 2001.

DAVIS VARIABLE ACCOUNT FUND, INC.
FINANCIAL HIGHLIGHTS
DAVIS VALUE PORTFOLIO
================================================================================

The following financial information represents data for each share of capital stock outstanding throughout each period:

                                                                                                  JULY 1, 1999
                                                                                                  (COMMENCEMENT
                                                            YEAR ENDED DECEMBER 31,              OF OPERATIONS)
                                                       -------------------------------               THROUGH
                                                           2001                2000             DECEMBER 31, 1999
                                                           ----                ----             -----------------
Net Asset Value, Beginning of Period...............    $    11.06           $    10.25              $    10.00
                                                       ----------           ----------              ----------

Income From Investment Operations
 Net Investment Income.............................          0.04                 0.03                    0.01
 Net Realized and Unrealized
    Gains (Losses).................................         (1.19)                0.92                    0.25
                                                       ----------           ----------              ----------
    Total From Investment Operations...............         (1.15)                0.95                    0.26

Dividends and  Distributions
 Dividends from Net Investment Income..............         (0.04)               (0.03)                  (0.01)
 Return of Capital.................................           -(3)                 -(3)                    -(3)
 Distributions from Realized Gains.................           -                  (0.11)                    -
                                                       ----------           ----------              ----------
    Total Dividends and Distributions..............         (0.04)               (0.14)                  (0.01)
                                                       ----------           ----------              ----------

Net Asset Value, End of Period.....................    $     9.87           $    11.06              $    10.25
                                                       ==========           ==========              ==========

Total Return(1)....................................      (10.39)%                9.30%                   2.64%

Ratios/Supplemental Data
Net Assets, End of Period (000 omitted)............      $278,958             $120,209              $   12,668
Ratio of Expenses to Average Net Assets............         0.87%              1.00%(4)               1.00%*(4)
Ratio of Net Investment Income to
    Average Net Assets.............................         0.55%              0.73%                  0.43%*
Portfolio Turnover Rate(2)........................            18%                10%                     5%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3)  Less than $0.005 per share.

(4) Had the Adviser not absorbed certain expenses the ratio of expenses to average net assets would have been 1.01% and 2.29% for 2000 and 1999, respectively.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL PORTFOLIO
================================================================================

The following financial information represents data for each share of capital stock outstanding throughout each period:

                                                                                                  JULY 1, 1999
                                                                                                  (COMMENCEMENT
                                                            YEAR ENDED DECEMBER 31,              OF OPERATIONS)
                                                       -------------------------------               THROUGH
                                                           2001                2000             DECEMBER 31, 1999
                                                           ----                ----             -----------------
Net Asset Value, Beginning of Period...............    $    11.91           $     9.26               $   10.00
                                                       ----------           ----------               ---------

Income From Investment Operations
 Net Investment Income.............................           -                   0.01                    0.02
 Net Realized and Unrealized
    Gains (Losses).................................         (1.24)                2.84                   (0.74)
                                                       ----------           ----------               ---------
    Total From Investment Operations...............         (1.24)                2.85                   (0.72)

Dividends and  Distributions
 Dividends from Net Investment Income..............           -(3)               (0.01)                  (0.02)
 Return of Capital.................................           -(3)                 -(3)                    -(3)
 Distributions from Realized Gains.................           -                  (0.19)                    -
                                                       ----------           ----------               ---------
    Total Dividends and Distributions..............           -                  (0.20)                  (0.02)
                                                       ----------           ----------               ---------

Net Asset Value, End of Period.....................    $    10.67           $    11.91               $    9.26
                                                       ==========           ==========               =========

Total Return(1)....................................      (10.37)%               30.97%                 (7.17)%

Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)...........       $24,587              $14,770                  $3,471
 Ratio of Expenses to Average Net Assets...........        1.00%(4)             1.00%(4)             1.02%*(4,5)
 Ratio of Net Investment Income to
    Average Net Assets.............................         0.04%                0.18%                  0.76%*
 Portfolio Turnover Rate(2)........................           24%                  26%                      9%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3)  Less than $0.005 per share.

(4) Had the Adviser not absorbed certain expenses the ratio of expenses to average net assets would have been 1.04%, 1.55% and 4.26% for 2001, 2000 and 1999, respectively.

(5) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.00% for 1999.

*    Annualized


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE PORTFOLIO
================================================================================

The following financial information represents data for each share of capital stock outstanding throughout each period:

                                                                                                  JULY 1, 1999
                                                                                                  (COMMENCEMENT
                                                            YEAR ENDED DECEMBER 31,              OF OPERATIONS)
                                                       -------------------------------               THROUGH
                                                           2001                2000             DECEMBER 31, 1999
                                                           ----                ----             -----------------
Net Asset Value, Beginning of Period...............       $   10.38          $    8.71              $   10.00
                                                          ---------          ---------              ---------
Income From Investment Operations
 Net Investment Income.............................            0.36               0.33                   0.18
 Net Realized and Unrealized
    Gains (Losses).................................            0.19               1.67                  (1.26)
                                                          ---------          ---------              ---------
    Total From Investment Operations...............            0.55               2.00                  (1.08)

Dividends and  Distributions
 Dividends from Net Investment Income..............           (0.36)             (0.33)                 (0.18)
 Return of Capital.................................           (0.07)               -                    (0.03)
 Distributions from Realized Gains.................           (0.11)               -                      -
  Distributions in Excess of Net Investment Income.           (0.04)               -                      -
                                                          ---------          ---------              ---------
    Total Dividends and Distributions..............           (0.58)             (0.33)                 (0.21)
                                                          ---------          ---------              ---------

Net Asset Value, End of Period.....................       $   10.35          $   10.38              $    8.71
                                                          =========          =========              =========

Total Return(1)....................................           5.50%             23.33%               (10.79)%

Ratios/Supplemental Data
Net Assets, End of Period (000 omitted)............         $10,029             $4,853                   $610
 Ratio of Expenses to Average Net Assets...........         1.00%(3)         1.07%(3,4)            1.21%*(3,4)
 Ratio of Net Investment Income to
    Average Net Assets.............................           3.70%              4.31%                 4.41%*
 Portfolio Turnover Rate(2)........................             45%                16%                    21%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Had the Adviser not absorbed certain expenses the ratio of expenses to average net assets would have been 1.39%, 3.15% and 11.91% for 2001, 2000 and 1999, respectively.

(4) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.00% for 2000 and 1999.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
INDEPENDENT AUDITORS' REPORT
================================================================================

To the Shareholders and Board of Directors of Davis Variable Account Fund, Inc.:

        We have audited the accompanying statements of assets and liabilities of Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio (comprising the Davis Variable Account Fund, Inc.), including the schedules of investments as of December 31, 2001 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from July 1, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by the other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio as of December 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from July 1, 1999 to December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.




KPMG LLP


Denver, Colorado
February 8, 2002

DAVIS VARIABLE ACCOUNT FUND, INC.
INCOME TAX INFORMATION (UNAUDITED)
December 31, 2001
================================================================================


DAVIS VALUE PORTFOLIO
    Income dividends paid by the Fund during the calendar year ended 2001 should be multiplied by 100% to arrive at the net amount eligible for the corporate dividend-received deduction.


DAVIS FINANCIAL PORTFOLIO
    Income dividends paid by the Fund during the calendar year ended 2001 should be multiplied by 100% to arrive at the net amount eligible for the corporate dividend-received deduction.


DAVIS REAL ESTATE PORTFOLIO
    During the year ended December 31, 2001, the Fund declared and paid long-term capital gain distributions in the amount of $127,972.

    Income dividends paid by the Fund during the calendar year ended 2001 should be multiplied by 100% to arrive at the net amount eligible for the corporate dividend-received deduction.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                                    DIRECTORS

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. Each Director serves until the age of 72, or until his or her resignation, death or removal.

                                                                                NUMBER OF
                                    TERM OF                                     PORTFOLIOS IN
                   POSITION(S)      OFFICE AND     PRINCIPAL                    FUND COMPLEX
                   HELD             LENGTH OF      OCCUPATION(S) DURING         OVERSEEN BY      OTHER DIRECTORSHIPS
NAME AND AGE       WITH FUND        TIME SERVED    PAST FIVE YEARS              DIRECTOR         HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
WESLEY E.          Director         director       President of Bass &                12          none stated
BASS JR.                            since 1990     Associates (financial
(born 8/21/31)                                     consulting); formerly
                                                   First Deputy City Treasurer,
                                                   City of Chicago; and
                                                   Executive Vice President,
                                                   Chicago Title and Trust
                                                   Company (bank and trust).

MARC P. BLUM       Director         director       Chief Executive                    12          Director, Mid-Atlantic Realty
(born 9/9/42)                       since 1986     Officer, World Total                           Trust (real estate investment
                                                   Return Fund, LLP; Of                           trust), Legg Mason Trust
                                                   Counsel to Gordon,                             (asset management company)
                                                   Feinblatt, Rothman,                            and Rodney Trust Company
                                                   Hoffberger and                                 (Delaware); Trustee, College
                                                   Hollander, LLC (law                            of Notre Dame of Maryland,
                                                   firm).                                         McDonogh School and other
                                                                                                  public charities, private
                                                                                                  foundations and businesses not
                                                                                                  affiliated with the Adviser
                                                                                                  and that have no material
                                                                                                  relationship with the Adviser
                                                                                                  or the Davis Funds other than
                                                                                                  that some of them are
                                                                                                  shareholders in one or more of
                                                                                                  the Davis Funds.

JERRY D. GEIST     Director         director       Chairman, Santa Fe                 12          Director, CH2M-Hill, Inc.
(born 5/23/34)                      since 1986     Center Enterprises;                            (engineering); Member,
                                                   Chairman, Energy &                             Investment Committee for
                                                   Technology Company, Ltd.                       Microgeneration Technology
                                                   Retired Chairman and                           Fund, UTECH Funds.
                                                   President, Public
                                                   Service Company of New
                                                   Mexico.


DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                              DIRECTORS - CONTINUED

                                                                                NUMBER OF
                                    TERM OF                                     PORTFOLIOS IN
                   POSITION(S)      OFFICE AND     PRINCIPAL                    FUND COMPLEX
                   HELD             LENGTH OF      OCCUPATION(S) DURING         OVERSEEN BY      OTHER DIRECTORSHIPS
NAME AND AGE       WITH FUND        TIME SERVED    PAST FIVE YEARS              DIRECTOR         HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS-CONTINUED
D. JAMES GUZY      Director         director       Chairman, PLX                       12         Director, Intel Corp.
(born 3/7/36)                       since 1982     Technology, Inc.                               (semi-conductor
                                                   (semi-conductor                                manufacturer), Cirrus Logic
                                                   manufacturer).                                 Corp. (semi-conductor
                                                                                                  manufacturer), Alliance
                                                                                                  Technology Fund (a mutual
                                                                                                  fund), Micro Component
                                                                                                  Technology, Inc.
                                                                                                  (micro-circuit handling and
                                                                                                  testing equipment
                                                                                                  manufacturer), Novellus
                                                                                                  Systems, Inc. (semi-conductor
                                                                                                  manufacturer) and
                                                                                                  LogicVision, Inc.
                                                                                                  (semi-conductor software
                                                                                                  company).

G. BERNARD         Director         director       Managing General                    12         none stated
HAMILTON                            since 1978     Partner, Avanti
(born 3/18/37)                                     Partners, L.P.
                                                   (investment
                                                   partnership).

THEODORE B.        Director         director       Chairman, President                 12         Trustee, Deputy Mayor and
SMITH, JR.                          since 2001     and CEO of John                                Commissioner of Public
(born 12/23/32)                                    Hassall, Inc.                                  Services for the Incorporated
                                                   (fastener                                      Village of Mill Neck.
                                                   manufacturing);
                                                   Managing Director,
                                                   John Hassall, Ltd.;
                                                   Chairman, John Hassall
                                                   Japan, Ltd.; Chairman
                                                   of Cantrock Realty;
                                                   Chairman of McCallum
                                                   Die (tool and die).

CHRISTIAN R.       Director         director       General Partner of                  12         none stated
SONNE                               since 1990     Tuxedo Park Associates
(born 5/6/36)                                      (land holding and
                                                   development firm);
                                                   President and Chief
                                                   Executive Officer of
                                                   Mulford Securities
                                                   Corporation (private
                                                   investment fund) until
                                                   1990; formerly Vice
                                                   President of Goldman
                                                   Sachs & Co.
                                                   (investment banking).

MARSHA WILLIAMS    Director         director       Chief Administrative                16         Director of the Selected
(born 3/28/51)                      since 1999     Officer of Crate &                             Funds; Director, Modine
                                                   Barrel (home                                   Manufacturing, Inc. (heat
                                                   furnishings retailer);                         transfer technology);
                                                   former Vice President                          Director, Chicago Bridge &
                                                   and Treasurer, Amoco                           Iron Company, N.V.
                                                   Corporation (oil & gas                         (industrial construction and
                                                   company).                                      engineering).


DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                              DIRECTORS - CONTINUED

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                   POSITION(S)      OFFICE AND     PRINCIPAL                FUND COMPLEX
                   HELD             LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS
NAME AND AGE       WITH FUND        TIME SERVED    PAST FIVE YEARS          DIRECTOR         HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INSIDE DIRECTORS*
JEREMY H. BIGGS    Director/        director       Vice Chairman, Head of         12         Director of the Van Eck/Chubb
(born 8/16/35)     Chairman         since 1994     Equity Research                           Funds (mutual fund investment
                                                   Department, Chairman                      adviser).
                                                   of U.S. Investment
                                                   Policy Committee and
                                                   Member of the
                                                   International
                                                   Investment Committee,
                                                   all for Fiduciary
                                                   Trust Company
                                                   International (money
                                                   management firm)
                                                   Consultant to Davis
                                                   Selected Advisers.

ANDREW A. DAVIS    Director         director       President or Vice              16         Director of the Selected
(born 6/25/63)                      since 1997     President of each                         Funds.
                                                   Davis Fund and
                                                   Selected Fund;
                                                   President, Davis
                                                   Selected Advisers,
                                                   L.P., and also serves
                                                   as an executive
                                                   officer in certain
                                                   companies affiliated
                                                   with the Adviser.

CHRISTOPHER C.     Director         director       Chief Executive                16         Director of the Selected
DAVIS                               since 1997     Officer, President or                     Funds;  Director, Kings Bay
(born 7/13/65)                                     Vice President of each                    Ltd. (offshore investment
                                                   Davis Fund and                            management company).
                                                   Selected Fund;
                                                   Chairman and Chief
                                                   Executive Officer,
                                                   Davis Selected
                                                   Advisers, L.P., and
                                                   also serves as an
                                                   executive officer in
                                                   certain companies
                                                   affiliated with the
                                                   Adviser, including
                                                   sole member of the
                                                   Adviser's general
                                                   partner, Davis
                                                   Investments, LLC;
                                                   Employee of Shelby
                                                   Cullom Davis & Co.
                                                   (registered
                                                   broker/dealer).

* Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis own shares of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

                     DAVIS VARIABLE ACCOUNT FUND, INC 2949
               East Elvira Road, Suite 101, Tucson, Arizona 85706
================================================================================
     DIRECTORS                    OFFICERS
     Wesley E. Bass, Jr.          Jeremy H. Biggs
     Jeremy H. Biggs                  Chairman
     Marc P. Blum                 Christopher C. Davis
     Andrew  A. Davis                 President - Davis Value Portfolio, Davis
     Christopher C. Davis             Financial Portfolio & Vice President-
     Jerry D. Geist                   Davis Real Estate Portfolio
     D. James Guzy                Andrew A. Davis
     G. Bernard Hamilton              President - Davis Real Estate Portfolio,
     Theodore B. Smith, Jr            Vice President-Davis Value Portfolio &
     Christian R. Sonne               Davis Financial Portfolio
     Marsha Williams              Kenneth C. Eich
                                      Vice President
                                  Sharra L. Reed
                                      Vice President,
                                      Treasurer & Assistant Secretary
                                  Thomas D. Tays
                                      Vice President & Secretary

INVESTMENT ADVISER
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum, LLC
111 E. Wacker Drive, Suite 2800
Chicago, Illinois 60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202



================================================================================

FOR MORE INFORMATION ABOUT THE DAVIS VARIABLE ACCOUNT FUND, INC., INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-279-0279.

================================================================================

                               [DAVIS FUNDS LOGO]














                         DAVIS SELECTED ADVISERS, L.P.
                         2949 EAST ELVIRA ROAD
                         SUITE 101
                         TUCSON, AZ 85706
                         1-800-279-0279
                         www.davisfunds.com